KEMPER
HORIZON FUND

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED JANUARY 31, 1997

         KEMPER HORIZON 20+
         PORTFOLIO

         KEMPER HORIZON 10+
         PORTFOLIO

         KEMPER HORIZON 5
         PORTFOLIO

                    " . . .    From a performance standpoint,
                    large capitalization, domestic stocks were the place to be ."

                                                             [KEMPER FUNDS LOGO]

AT A GLANCE

CONTENTS
3
Economic Overview
5
Performance Update
9
Statistics for 20+ Portfolio
Largest Holdings
10
Statistics for 10+ Portfolio
Largest Holdings
11
Statistics for 5 Portfolio
Largest Holdings
12
Portfolio of
Investments
30
Financial Statements
33
Notes to
Financial Statements
40
Financial Highlights

--------------------------------------------------------------------------
KEMPER HORIZON FUND TOTAL RETURNS*
--------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 1997
(UNADJUSTED FOR ANY SALES CHARGE):
--------------------------------------------------------------------------

                                               CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------
KEMPER HORIZON 20+
PORTFOLIO                                      15.83%    15.44%    15.27%
--------------------------------------------------------------------------
KEMPER HORIZON 10+
PORTFOLIO                                      13.05%    12.54%    12.34%
--------------------------------------------------------------------------
KEMPER HORIZON 5
PORTFOLIO                                       8.93%     8.53%     8.41%
--------------------------------------------------------------------------

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. During the period securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

---------------------------------------------------------------------------
NET ASSET VALUE
---------------------------------------------------------------------------
                                                           AS OF     AS OF
                                                          1/31/97   7/31/96
---------------------------------------------------------------------------
KEMPER HORIZON 20+ PORTFOLIO
CLASS A                                                   $11.15     $9.72
---------------------------------------------------------------------------
KEMPER HORIZON 20+ PORTFOLIO
CLASS B                                                   $11.10     $9.65
---------------------------------------------------------------------------
KEMPER HORIZON 20+ PORTFOLIO
CLASS C                                                   $11.11     $9.67
---------------------------------------------------------------------------
KEMPER HORIZON 10+ PORTFOLIO
CLASS A                                                   $10.73     $9.60
---------------------------------------------------------------------------
KEMPER HORIZON 10+ PORTFOLIO
CLASS B                                                   $10.73     $9.60
---------------------------------------------------------------------------
KEMPER HORIZON 10+ PORTFOLIO
CLASS C                                                   $10.72     $9.60
---------------------------------------------------------------------------
KEMPER HORIZON 5 PORTFOLIO
CLASS A                                                   $10.26     $9.57
---------------------------------------------------------------------------
KEMPER HORIZON 5 PORTFOLIO
CLASS B                                                   $10.26     $9.57
---------------------------------------------------------------------------
KEMPER HORIZON 5 PORTFOLIO
CLASS C                                                   $10.25     $9.57
---------------------------------------------------------------------------

---------------------------------------------------------------------------
DIVIDEND REVIEW
---------------------------------------------------------------------------
DURING THE PERIOD ENDED JANUARY 31, 1997, THE FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                                      INCOME DIVIDEND
                                                CLASS A   CLASS B   CLASS C
---------------------------------------------------------------------------
KEMPER HORIZON 20+
PORTFOLIO                                       $0.1040   $0.0380   $0.0350
---------------------------------------------------------------------------
KEMPER HORIZON 10+
PORTFOLIO                                       $0.1190   $0.0720   $0.0630
---------------------------------------------------------------------------
KEMPER HORIZON 5
PORTFOLIO                                       $0.1590   $0.1220   $0.1205
---------------------------------------------------------------------------

TERMS TO KNOW

INDEX An unmanaged group of securities that is considered representative of the stock or bond markets. An index does not take into account any fees or expenses related to the individual securities that it tracks. However, for performance comparisons, the index is adjusted to reflect dividend reinvestment of the securities in the index.

MARKET CAPITALIZATION A measure of the size of a publicly traded company, capitalization is determined by multiplying the current share price by the number of shares outstanding. The market capitalization of a company has bearing on its perceived earnings potential and risk. Small capitalization companies (less than $1 billion) may present the potential for greater growth than larger, more established companies. On the other hand, the stock of small cap companies may be more volatile and therefore a greater risk to capital.

PRICE/EARNINGS MULTIPLE A company's stock price divided by its earnings for the past four quarters, also referred to as its P/E.

VALUE STOCK The stock of a company that is out of favor with investors because the market underestimates its value or overlooks its potential. Stocks can become undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general. They can also become undervalued as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile because the outlook for the company is particularly uncertain or because of various other reasons.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $80 BILLION IN ASSETS, INCLUDING $45 BILLION IN RETAIL
MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we progress through the first quarter of 1997, the fundamentals of the economy are remarkably similar to what they were one year ago. Long-term interest rates are in the same 6.5% to 7% range they were in during the first half of 1996. We believe the economy is growing at a rate of approximately 2.5%. Inflation continues to be well under control, at about 3.0%.

  One significant difference between today and last year is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

  This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

  Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

  - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

  -   INTEREST RATES. Rates should remain relatively stable.

  - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

  In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

  While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

  The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

  What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
-------------------------------------------------------------------------------




                            NOW (2/28/97)       6 MONTHS AGO    1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)    6.42                 6.83             6.27               7.2
PRIME RATE(2)               8.25                 8.25             8.25               9
INFLATION RATE(3)           2.72                 2.62             2.86               2.57
THE U.S. DOLLAR(4)          7.67                 3.32             4.53              -8.46
CAPITAL GOODS ORDERS(5)*    4.72                 8.23            14.34              12.47
INDUSTRIAL PRODUCTION(5)*   0.39                 3.13             5.09               3.38
EMPLOYMENT GROWTH(6)        2.3                  2.06             1.76               3.27

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of January 31, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

  With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

March 18, 1997

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

PERFORMANCE UPDATE

[REGNER PHOTO]

THOMAS M. REGNER JOINED ZURICH KEMPER INVESTMENTS, INC. IN 1994 AND IS A SENIOR VICE PRESIDENT. IN ADDITION, HE IS THE PORTFOLIO MANAGER OF KEMPER HORIZON FUND. REGNER RECEIVED BOTH HIS BACHELOR'S AND MASTER'S DEGREE FROM THE UNIVERSITY OF WISCONSIN AND IS A CHARTERED FINANCIAL ANALYST WITH OVER 20 YEARS OF EXPERIENCE IN THE EQUITY MARKETS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


THE STRONG OUTPERFORMANCE OF LARGE CAPITALIZATION STOCKS COMPARED WITH OTHER ASSET CLASSES HAS BEEN A CHALLENGE FOR BROADLY DIVERSIFIED PORTFOLIOS SUCH AS KEMPER HORIZON FUND. PORTFOLIO MANAGER TOM REGNER DISCUSSES HOW THE FUND HAS FARED IN THIS ENVIRONMENT.

Q    HOW WOULD YOU CHARACTERIZE THE MARKET DURING THE PAST SIX MONTHS?

A    From a performance standpoint, large capitalization, domestic stocks were the place to be. They strongly outperformed all other asset classes. During the six months ended January 31, 1997, the Standard & Poor's 500 (S&P 500) stock index gained 24.13%. One of the main catalysts for this outperformance was a tremendous flow of cash -- primarily retirement and pension fund assets -- into stocks and stock mutual funds. This activity pushed up the prices of large, high quality growth stocks, even though their valuations have been at historic highs.

Q    HOW DID KEMPER HORIZON FUND PERFORM IN THIS ENVIRONMENT?

A    The fund's broad diversification actually worked against it during the period because of the unusual dominance of one asset class. While each portfolio owned large capitalization stocks, and those particular stocks performed very well, we


-------------------------------------------------------------------------------
LARGE CAPITALIZATION STOCKS OUTPERFORMED OTHER ASSET CLASSES
-------------------------------------------------------------------------------
Data show the six-month (July 1, 1996 to January 31, 1997) comparative total returns for four asset classes that Kemper Horizon Fund invests in.*


LARGE CAPITALIZATION STOCKS(1)         24.13%

SMALL CAPITALIZATION STOCKS(2)         17.97%

INTERNATIONAL STOCKS(3)                 1.01%

CORPORATE/GOVERNMENT BONDS(4)           4.78%


*Data does not reflect performance of the fund's allocation to the asset classes.

(1) The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Lipper Analytical Services, Inc.

(2) The Russell 2000 Index is a capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Source is Lipper Analytical Services, Inc.

(3) The EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is an unmanaged index generally accepted as a benchmark for major overseas markets. Source is Lipper Analytical Services, Inc.

(4) The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment grade corporate debt securities. Source is Lipper Analytical Services, Inc.

PERFORMANCE UPDATE

KEMPER HORIZON FUND SHAREHOLDERS EXPERIENCED LESS VOLATILITY

FOR THE 6-MONTH PERIOD ENDED JANUARY 31, 1997, THERE WERE FOUR DAYS WHEN THE STANDARD & POOR'S 500 FELL MORE THAN 1%. THE FOLLOWING COMPARES HOW KEMPER HORIZON FUND PORTFOLIOS PERFORMED ON THOSE DAYS.

                                          HORIZON 20                 HORIZON 10                 HORIZON 5
                                   ------------------------   ------------------------   ------------------------
                                            VOLATILITY AS A            VOLATILITY AS A            VOLATILITY AS A
       DATE       S&P 500 RETURN   RETURN    % OF THE S&P     RETURN    % OF THE S&P     RETURN    % OF THE S&P
  ---------------------------------------------------------------------------------------------------------------
  3-DECEMBER-96       -1.09%       -0.18%       16.5%         -0.09%         8.3%        -0.10%         9.2%
  ---------------------------------------------------------------------------------------------------------------
  12-DECEMBER-96      -1.54%       -0.73%       47.4%         -0.57%        37.0%        -0.39%        25.3%
  ---------------------------------------------------------------------------------------------------------------
  31-DECEMBER-96      -1.74%       -0.28%       16.1%         -0.29%        16.7%        -0.30%        17.2%
  ---------------------------------------------------------------------------------------------------------------
  23-JANUARY-97       -1.10%       -0.44%       40.0%         -0.37%        33.6%        -0.38%        34.5%
  ---------------------------------------------------------------------------------------------------------------

 This table reflects historical information on specific days in accordance with the above assumptions and is not representative of future results or results on other days during the period. Due to the relatively short life of Kemper Horizon Fund, the table does not reflect results over a full market cycle or the relative potential for appreciation of the fund versus the market. Typically, lower risk implies lower return potential.

also owned international stocks, small capitalization stocks, value stocks and bonds -- all of which underperformed large capitalization stocks.

  The Russell 2000, a measure of the small capitalization stock market, rose 17.97% during the same period; the Morgan Stanley Europe, Australasia, Far East
(EAFE) index, the benchmark for international stock performance, gained only 1.01%; the Lehman Brothers Government/Corporate Bond index, the benchmark for the bond portion of the Horizon portfolios, rose 4.75%. (SEE BAR CHART ON PAGE 5.)

  The total return, unadjusted for sales charge, for Class A shares of Horizon 20+ Portfolio was 15.83%, Horizon 10+ Portfolio was 13.05% and Horizon 5 Portfolio was 8.93% for the six-month period ended January 31, 1997. The difference in these returns reflect each portfolio's exposure to large capitalization equities.

  That being said, it should be noted that our investments in small capitalization, international and value stocks performed quite well within their respective universes. That helped to buoy the portfolios' overall returns.

Q    IN OTHER WORDS, AN INTERNATIONALLY DIVERSIFIED FUND MAY NOT HAVE BEEN THE
BEST PLACE TO BE IN THE SECOND HALF OF 1996?

A    For the short term, that's true. But the environment was highly unusual.
Normally one would expect the different asset classes to perform within a much narrower range. And each portfolio in Kemper Horizon Fund is designed and managed for a specific time horizon, not just a 12- or 18-month period. Over a longer term, we know that broad diversification can help provide more consistent return potential with less volatility. That's what one of this fund's goals: a relative consistency of returns by controlling volatility. It's a fund that an investor can be comfortable with over the long term without having to shift in or out of various asset classes.

Q    HOW MUCH OF THE FUND WAS INVESTED IN LARGE CAPITALIZATION GROWTH STOCKS
DURING THE PERIOD?

A    Throughout most of the period, our equity allocations were tilted toward growth stocks with about 60% in growth stocks and 40% in value stocks. Our long-term large/small capitalization target ratio was 70% large versus 30% small. Keep in mind that the proportion of total assets that each portfolio invests in stocks is set by the prospectus: Kemper Horizon 20+ Portfolio maintains approximately 80% of its total assets in equity securities, the Horizon 10+ Portfolio approximately 60% and the Horizon 5 Portfolio approximately 40%.

Q    COULD YOU EXPLAIN HOW THE FUND CAN PROVIDE LESS VOLATILITY THAN THE MARKET?

A    Sure. One of the benefits of a broadly diversified portfolio is that when one asset class declines, another asset class may rise, thereby providing a cushion for the portfolio. For example, during the six months ended January 31, 1997, there were four days during which the S&P 500 fell by more than 1%. On those same days, Kemper Horizon Fund declined, but by a much smaller degree. (SEE TABLE). Diversification can help provide some downside protection.

PERFORMANCE UPDATE


Q    LET'S TALK ABOUT THE FUND'S VALUE STOCK POSITIONS.

A    This portion of the fund is managed by Tom Sassi of Dreman Value Advisors,
Inc., the value management arm of Zurich Kemper Investments, Inc. (ZKI). Tom favored financial stocks, certain domestic oil and energy companies and, on a very selective basis, technology stocks. Amoco, Atlantic Richfield and Columbia Gas Systems, Inc. are three energy stocks that were staples in our portfolio. Last July, when technology stocks swooned, we saw some deep value opportunities in that sector. However, given the rapid ups and downs that technology stocks are prone to, Tom and his staff have been very diligent in selling stocks as they reach established target valuations.

Q    HOW DID THE FUND'S INTERNATIONAL STOCKS PERFORM?

A    Actually, many of the major international markets (with the exception of
Japan) saw double-digit returns in 1996 on a local currency basis. However, the strength of the dollar eroded those returns for U.S. investors. As with our domestic stocks, where stock-picking gave us an edge, the research and expertise provided by Dennis Ferro, managing director of Zurich Investment Manager Limited, a London-based affiliate of ZKI, and his international investment team really made a difference. Kemper Horizon Fund held overweight positions (relative to the EAFE index) in Spain and Hong Kong, which proved to be beneficial.

Q    WHERE ARE YOU CURRENTLY LOOKING FOR OPPORTUNITIES?

A    On the growth side, I'm still looking at technology. Our research indicates that this sector continues to be fundamentally sound. As temporary setbacks occur in response to negative news, we'll take advantage of buying opportunities. I'm also looking at select pharmaceutical stocks. This sector shows promise because new drugs continue to be approved more rapidly. That is creating some investment opportunities. Also, pharmaceutical stocks have historically provided a buffer against the volatility that is inherent in technology stocks.

     Finally, I've been taking profits on some of the financial stocks that performed well in 1996. In this sector, I'm also doing some repositioning, moving out of insurance and bank stocks in favor of quality financial services companies. Given the huge inflows of cash to the market, it stands to reason that investment companies are going to see growth.

     On the value side of the portfolio we continue to look for opportunities in financials and in oil and energy stocks. Political instability in Saudi Arabia is causing some uncertainty and we think domestic companies with strong reserves may be poised to surprise on the upside. We continue to look for buying opportunities in technology as well, particularly with stocks that have not participated in the recent run or are unjustly out of favor.

     Internationally, we are looking closely at Japanese exporters. Although the Japanese markets are having some difficulty, the exporters are less dependent on the local economy. We believe Hong Kong will continue to outperform other major Pacific countries. In Europe, technology stocks look attractive and, with a low interest rate environment and increased personal savings, European financial services companies also look strong. Finally, Latin American stocks appear fairly valued and we may find opportunities in markets with improving economic fundamentals.

Q    MANY EQUITY INVESTORS WERE SURPRISED IN 1996 BY THE CONTINUED STRENGTH OF
THE U.S. MARKET AND A SOMEWHAT HIGHER DEGREE OF VOLATILITY. DID ANYTHING ABOUT THE MARKET SURPRISE YOU?

A    If anything, it was the power that sentiment can have on the market over the short term. The market was driven very much by sentiment in 1996 rather than fundamentals. When you see more than $200 billion flooding into stock mutual funds, as we did last year, it's clear that the rules of supply and demand -- not fundamentals -- are driving the market. I have no doubt, however, that fundamentals will prevail over time.

     Technology stocks provide a good example of the importance of patience and of staying disciplined with regard to fundamentals instead of following market sentiment. There were periods when technology stocks appeared to be out of favor, and the word on the street was to get out of these positions. But when we studied the fundamentals, selling just didn't appear to be the right decision. Had we followed sentiment and sold our technology positions, we would have missed some solid gains and struggled to

PERFORMANCE UPDATE

buy back some of those stocks as they began to climb back up.

Q    THE NEW YEAR STARTED WITH ANOTHER STRONG MONTH FOR LARGE U.S. STOCKS. HOW
HAVE YOU POSITIONED THE FUND GOING FORWARD?

A    At this point (late February 1997), the market appears to have many of the characteristics we saw in 1996: a bias toward large, blue chip companies driven more by the substantial flow of cash into the market than by fundamentals. Money continues to pour into large company growth stocks, despite the fact that many of these issues are fully valued or even overvalued. With this in mind, I recently made some adjustments to the fund's equity allocation. As of January 31, 1997, the overall style weightings are still 60% of equity assets in growth stocks versus 40% in value stocks. However, about 80% of each portfolio's equity allocation is in large capitalization stocks with the remaining 20% in small capitalization stocks. Similarly, about 80% is allocated to domestic stocks with 20% in international stocks. This gives the portfolios a distinct slant toward large cap domestic growth stocks, which is where the strength is at this time.

Q    WHAT IS THE RISK TO THAT POSITION?

A    The risk is very clear: If the economy reaccelerates and interest rates go up, price to earnings multiples (SEE TERMS TO KNOW) will fall and we'll probably see the market correct. In this scenario, though, the Horizon Fund portfolios should be in a much better position than many funds. The international equities, value stocks and bonds should provide protection on the downside.

     This goes back to the downside "cushion" I mentioned earlier. The portfolios are designed with built-in hedges. For example: growth and value stocks, large cap and small cap stocks, and domestic and international stocks tend to perform in a countercyclical fashion. That is, one may outperform the other in a typical market. By carefully structuring each portfolio to take advantage of these different asset classes, we can help to reduce overall risk and provide consistent return potential over the long term.

STATISTICS FOR 20+ PORTFOLIO

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
KEMPER HORIZON 20+ PORTFOLIO*                                    ON 1/31/97
--------------------------------------------------------------------------------
COMMON STOCKS                                                         73%
--------------------------------------------------------------------------------
U.S. GOVERNMENT BONDS                                                 20%
--------------------------------------------------------------------------------
CASH AND EQUIVALENTS                                                   7%
--------------------------------------------------------------------------------
                                                                     100%
--------------------------------------------------------------------------------

                                 [PIE CHART]

                                 ON 1/31/97
LARGEST HOLDINGS

THE FUND'S LARGEST EQUITY HOLDINGS*
REPRESENTING 5.1% OF TOTAL NET ASSETS ON JANUARY 31, 1997

--------------------------------------------------------------------------------------
HOLDING                                                                        PERCENT
--------------------------------------------------------------------------------------
TENET HEALTHCARE              Provides a broad range of health care services      1.4%
                              through the ownership and management of acute
                              care hospitals and related businesses.
--------------------------------------------------------------------------------------
TEXAS INSTRUMENTS             A high technology company with sales or             1.0%
                              manufacturing operations in over 30 countries.
                              Products and services include semiconductors,
                              defense electronics systems, software
                              productivity tools, computer and peripheral
                              products and consumer products.
--------------------------------------------------------------------------------------
GENERAL ELECTRIC              Operates in major businesses including power        0.9%
                              generators, appliances, lighting, plastics,
                              medical systems, aircraft engines, financial
                              services and broadcasting.
--------------------------------------------------------------------------------------
CANADIAN NATIONAL RAILWAYS    Operates one of Canada's principal railways with    0.9%
                              connections to most major U.S. cities.
--------------------------------------------------------------------------------------
APPLIED MATERIALS, INC.       The world's largest supplier of water fabrication   0.9%
                              systems and services to the global semiconductor
                              industry.
--------------------------------------------------------------------------------------

*Portfolio compositions and holdings are subject to change.

STATISTICS FOR 10+ PORTFOLIO

PORTFOLIO COMPOSITION*


-------------------------------------------------------------------------------
KEMPER HORIZON 10+ PORTFOLIO                                     ON 1/31/97
-------------------------------------------------------------------------------
COMMON STOCKS                                                         55%
-------------------------------------------------------------------------------
U.S. GOVERNMENT BONDS                                                 39%
-------------------------------------------------------------------------------
CASH AND EQUIVALENTS                                                   6%
-------------------------------------------------------------------------------
                                                                     100%

                                 [PIE CHART]

                                 ON 1/31/97
LARGEST HOLDINGS
THE FUND'S LARGEST EQUITY HOLDINGS*
REPRESENTING 3.9% OF TOTAL NET ASSETS ON JANUARY 31, 1997

----------------------------------------------------------------------------------------
HOLDING                                                                          PERCENT
----------------------------------------------------------------------------------------
TENET HEALTHCARE              Provides a broad range of health care services      1.0%
                              through the ownership and management of acute
                              care hospitals and related businesses.
----------------------------------------------------------------------------------------

CANADIAN NATIONAL RAILWAYS    Operates one of Canada's principal railways with    0.8%
                              connections to most major U.S. cities.
----------------------------------------------------------------------------------------

TEXAS INSTRUMENTS             A high technology company with sales or             0.8%
                              manufacturing operations in over 30 countries.
                              Products and services include semiconductors,
                              defense electronics systems, software
                              productivity tools, computer and peripheral
                              products and consumer products.
----------------------------------------------------------------------------------------

INTEL CORP.                   Engaged in the design, development, manufacture     0.7%
                              and sale of advanced microcomputer components,
                              such as integrated circuits and other related
                              products.
----------------------------------------------------------------------------------------

ATMEL CORP.                   Develops, manufactures and markets on a worldwide   0.6%
                              basis a broad line of complex integrated circuits
                              including several families of non-volatile
                              programmable memories; application specific
                              devices; as well as programmable logic devices
                              and microcontrollers.
----------------------------------------------------------------------------------------

*Portfolio compositions and holdings are subject to change.

STATISTICS FOR 5+ PORTFOLIO

PORTFOLIO COMPOSITION*

-------------------------------------------------------------------------------
KEMPER HORIZON 5+ PORTFOLIO                                        ON 1/31/97
-------------------------------------------------------------------------------
COMMON STOCKS                                                           40%
-------------------------------------------------------------------------------
U.S. GOVERNMENT BONDS                                                   56%
-------------------------------------------------------------------------------
CASH AND EQUIVALENTS                                                     4%
-------------------------------------------------------------------------------
                                                                       100%

                                 [PIE CHART]

                                 ON 1/31/97


LARGEST HOLDINGS

THE FUND'S LARGEST EQUITY HOLDINGS*
REPRESENTING 2.8% OF TOTAL NET ASSETS ON JANUARY 31, 1997

--------------------------------------------------------------------------------------------------------------------------
HOLDING                                                                                                            PERCENT
--------------------------------------------------------------------------------------------------------------------------
TEXAS INSTRUMENTS             A high technology company with sales or manufacturing operations in over 30           0.7%
                              30 countries.  Products and services include semiconductors, defense electronics systems, software productivity tools, computer and peripheral products and consumer products.
--------------------------------------------------------------------------------------------------------------------------
INTEL CORP.                   Engaged in the design, development, manufacture and sale of advanced                  0.6%
                              microcomputer components, such as integrated circuits and other related products.
--------------------------------------------------------------------------------------------------------------------------
GENERAL ELECTRIC              Operates in major businesses including power generators, appliances, lighting,        0.5%
                              plastics, medical systems, aircraft engines, financial services and broadcasting.
--------------------------------------------------------------------------------------------------------------------------
PHILIP MORRIS                 Largest cigarette maker in the U.S.  Through its Miller Brewing subsidiary, it is     0.5%
                              also the country's second largest brewer.  This company is also a major branded food producer through its Kraft and General Foods subsidiaries.
--------------------------------------------------------------------------------------------------------------------------
ATMEL CORP.                   Develops, manufactures and markets on a worldwide basis a broadline of                0.5%
                              complex integrated circuits including several families of non-volatile programmable memories; application specific devices; as well as programmable logic devices and microcontrollers.
--------------------------------------------------------------------------------------------------------------------------

*Portfolio compositions and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER HORIZON 20+ PORTFOLIO

PORTFOLIO OF INVESTMENTS AT JANUARY 31, 1997
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------
                                                         COUPON                PRINCIPAL
U.S. GOVERNMENT OBLIGATIONS                 TYPE          RATE      MATURITY    AMOUNT      VALUE
--------------------------------------------------------------------------------------------------
U.S. TREASURY                           Notes          8.875%          1998     $  820     $   861
SECURITIES--17.2%                                      5.00            1999        295         290
                                                       6.00-7.50       1999      1,310       1,325
                                                       8.00-9.125      1999      2,530       2,662
                                                       6.75            2000        870         885
                                                       8.50            2000        205         218
                                                       6.625           2001        555         563
                                        ----------------------------------------------------------
                                                                                             6,804
--------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL                     Pass-through   6.50            2015        975         974
MORTGAGE ASSOCIATION--2.4%              certificates
                                        ----------------------------------------------------------
                                        TOTAL U.S. GOVERNMENT OBLIGATIONS--19.6%
                                        (Cost: $7,814)                                       7,778
                                        ----------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
COMMON STOCKS                                                                                    SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--4.0%                   AK Steel Holding Corp.                                   1,200 shs.   $  48
                                         AMCOL International                                      2,000           36
                                         AMP, Inc.                                                2,000           82
                                         Bayer A.G.                                               1,860           71
                                         Carpenter Technology Corp.                               1,600           58
                                         Cementos Mexicanos, S.A. de C.V., "B"                   60,600          252
                                         Champion International Corporation                       1,500           63
                                      (a)Culligan Water Technologies                              1,200           40
                                         Dow Chemical Co.                                         1,200           93
                                         Elcor Corp.                                              1,600           34
                                         Georgia-Pacific Corp.                                      600           44
                                      (a)Global Industrial Technology, Inc.                       2,500           46
                                         Louisiana-Pacific Corp.                                  6,600          137
                                      (a)Lydall, Inc.                                             1,800           42
                                         Myers Industries                                         2,100           34
                                         Philip Environmental                                     6,810          117
                                         Rentokil Initial PLC                                    11,140           82
                                         Rexene Corp.                                             3,700           52
                                      (a)Steel Dynamics Inc.                                      1,600           37
                                         Technip S.A.                                               861           91
                                         Toray Industries                                        12,000           68
                                         Union Camp Corp.                                         1,600           76
                                         ---------------------------------------------------------------------------
                                                                                                               1,603
--------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--4.6%                      Ball Corp.                                               1,100           28
                                      (a)BE Aerospace, Inc.                                       3,300           88
                                         B.F. Goodrich Co.                                        3,200          131
                                         Blount, Inc., "A"                                        1,700           69
                                         Edaran Otomobil National Berhad                          4,000           40
                                         General Electric Co.                                     3,600          371
                                         Intermet Corp.                                           3,800           58
                                         Mannesmann A.G.                                            197           76
                                         Matsushita Electric Industries Co., Ltd.                 5,000           75
                                      (a)Mueller Industries, Inc.                                 1,200           50
                                         Pacific Scientific Co.                                   2,700           37
                                         PHH Corporation                                            500           24
                                         Precision Castparts Corp.                                  400           21
                                         Quanex Corp.                                             1,600           42
                                         Raytheon Co.                                             2,700          124
                                         Simpson Industries                                       2,000           21
                                         Stewart & Stevenson Services                             2,200           55
--------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                 SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------
                                      (a)United Waste System                                      5,800      $   220
                                         U.S. Filter Corp.                                        1,400           54
                                         Walbro Corp.                                             1,900           34
                                         Watts Industries, Inc.                                   1,700           41
                                         York International Corp.                                 3,400          176
                                         ---------------------------------------------------------------------------
                                                                                                               1,835
--------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--9.7%              (a)AccuStaff                                                3,600           78
                                      (a)AMC Entertainment                                        1,500           25
                                         J. Baker, Inc.                                           5,300           36
                                         Bulgari Spa                                              3,581           68
                                      (a)Burlington Coat Factory                                  2,100           27
                                         Bush Industries                                            700           13
                                         Carnival Corp.                                           5,910          217
                                         Carrefour S.A.                                             181          109
                                         Cato Corp.                                               4,700           19
                                         Christian Dior S.A.                                        171           26
                                         Circle K Japan Co., Ltd.                                 2,000           91
                                         CKE Restaurants                                          2,700           56
                                      (a)Consolidated Stores Corp.                                2,812           92
                                      (a)Corporate Express                                        6,750          228
                                         Dayton Hudson Corp.                                      1,200           45
                                         Walt Disney Company                                      1,730          127
                                         Fedders Corporation                                      3,500           22
                                      (a)Fruit of the Loom                                        1,100           44
                                         Gap                                                      5,200          150
                                         Gaylord Entertainment Co.                                3,845           99
                                         Gucci Group N.V.                                           792           54
                                         Haggar Apparel Co.                                       3,000           46
                                         Heilig-Meyers                                            2,800           38
                                         Jones Intercable Inc.                                    3,800           36
                                      (a)K-III Communications Corp.                               3,000           32
                                         Kerry Group plc                                          9,663          101
                                      (a)Liberty Media Group, "A"                                 9,435          179
                                         Liz Claiborne                                              500           21
                                         Mattel, Inc.                                             3,350           94
                                      (a)MGM Grand                                                2,600          102
                                         Mitsui & Co. Ltd                                        10,000           73
                                         Newell Co.                                               1,350           45
                                         NIKE                                                     4,250          288
                                      (a)Nine West Group                                          5,950          307
                                      (a)Outdoor Systems Inc.                                     2,550           77
                                         J.C. Penny Co.                                           3,000          142
                                         Philips N.V., ADR                                        2,000           80
                                         Randstad Holding N.V.                                    1,255           87
                                      (a)Sports & Recreation                                      5,500           35
                                         Springs Industries Inc.                                    300           13
                                         Tabcorp Holdings Ltd.                                    9,000           39
                                      (a)Tommy Hilfiger Corporation                               3,100          159
                                         Vendex International N.V.                                2,300          100
                                         V.F. Corp.                                                 900           60
                                      (a)Viacom International, "B"                                1,700           58
                                         ---------------------------------------------------------------------------
                                                                                                               3,838
--------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--2.0%                  Centros Comerciales PRYCA, S.A.                          3,978           70
                                         Fleetwood Enterprises                                      800           21
                                         Ford Motor Co.                                           6,500          209
                                         Hoganas AB                                               4,270          135
                                         Honda Motor Co., Ltd.                                    4,100          110

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                                 SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------
                                         Leggett & Platt Incorporated                             1,400      $    45
                                         Magna International Inc., "A"                            2,300          128
                                         Mitsubishi Heavy Industries                              9,000           65
                                         ---------------------------------------------------------------------------
                                                                                                                 783
--------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--3.5%                   Clorox Company                                             500           59
                                         H.J. Heinz Company                                       4,100          165
                                         Independent Newspapers PLC                              18,903          101
                                      (a)Insurance Auto Auctions                                  4,400           43
                                         Koninklijke Ahold N.V.                                   2,068          128
                                      (a)MSC Industrial Direct                                    1,900           74
                                      (a)Performance Food Group                                   1,700           28
                                         Philip Morris Companies                                  2,700          321
                                         Reed International PLC                                   7,990          139
                                         Unilever N.V., ADR                                         800          132
                                      (a)U.S. Franchise Systems, Inc.                             3,300           28
                                         UST, Inc.                                                6,100          188
                                         ---------------------------------------------------------------------------
                                                                                                               1,406
--------------------------------------------------------------------------------------------------------------------
ENERGY--5.5%                             Amerada Hess Corp.                                       1,700          100
                                         AMOCO Corp.                                              3,500          305
                                         Atlantic Richfield Co.                                   1,100          145
                                      (a)Belden & Blake Corporation                                 900           24
                                         British Petroleum                                       21,277          251
                                      (a)Chieftain International Inc.                             1,900           47
                                         Chevron Corp.                                            2,000          133
                                         Columbia Gas System                                      1,800          117
                                         Elf Aquitaine                                              944           92
                                         Enron Global Power & Pipeline LLC                        1,300           39
                                         Exxon Corporation                                        1,800          187
                                         Giant Industries                                         3,300           47
                                         KCS Energy                                               1,400           54
                                         Noble Affiliates                                         2,200           96
                                      (a)Nuevo Energy Co.                                           600           31
                                         Petro-Canada                                            10,540          133
                                      (a)Seitel, Inc.                                             1,000           34
                                         Tesoro Petroleum Corp.                                   3,200           44
                                         Tosco Corporation                                        3,300          292
                                         ---------------------------------------------------------------------------
                                                                                                               2,171
--------------------------------------------------------------------------------------------------------------------
FINANCE--15.0%                           H.F. Ahmanson & Co.                                        300           11
                                         American Express Company                                 3,400          212
                                         American General Corp.                                   2,400           96
                                         American International Group, Inc.                       1,200          145
                                         Banc One Corporation                                     2,500          113
                                         Banco Bilbao Vizcaya                                     1,857          113
                                         Bank of Ireland                                         12,541          118
                                         Bank of New York Co.                                     1,700           62
                                         BankAmerica Corp.                                        1,200          134
                                         Bankers Trust New York Corp.                             1,400          119
                                         Barnett Banks                                            2,000           88
                                         Cheung Kong Holdings Ltd.                               15,000          140
                                         CITIC Pacific Ltd.                                      23,000          113
                                         Commercial Federal Corp.                                 1,500           49
                                         Compass Bancshares                                       1,400           58
                                         Crestar Financial Corp.                                  1,400           48
                                         Cullen Frost Bankers                                     1,300           45
                                         DCB Holdings Berhad                                     45,000          170
                                         Dean Witter Discover                                     5,540          211


PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                                 SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------
                                         Del Webb Corp.                                           3,100      $    51
                                         Development Bank of Singapore                           15,000          208
                                         Executive Risk                                           3,100          118
                                         Federal Home Loan Mortgage Corp.                         7,200          218
                                         Federal National Mortgage Association                    6,600          261
                                      (a)Financial Federal Corporation                            3,600           61
                                         First Chicago NBD Corp.                                  2,000          114
                                         First Commerce Corp.                                     1,200           48
                                         First Financial Caribbean Corp.                          2,000           52
                                         First Financial Corp., Wisconsin                         1,800           45
                                         First Union Corp.                                        1,000           84
                                         Fleet Financial Group, Inc.                              1,500           81
                                         General Re Corp.                                         1,500          242
                                         Great Western Financial Corp.                            2,000           63
                                         HCC Insurance Holdings                                   5,600          156
                                         Imperial Credit Industries                               2,400           52
                                         Integon Corp.                                            2,500           35
                                         Internationale Nederlanden Groep N.V.                    4,621          174
                                         ITT Hartford Group                                         700           51
                                         Kansas City Southern Industry                            1,300           64
                                         KeyCorp                                                  1,300           68
                                         Lawyers Title Insurance Corp.                            1,100           25
                                         Liberty Bancorp                                            500           26
                                         Long Island Bancorp                                      3,000          110
                                         Magnum Corporation Berhad                               23,000           46
                                         Mercer International                                     5,400           57
                                         Merrill Lynch & Co.                                      1,000           84
                                         NationsBank                                              2,200          238
                                         North Fork Bancorp                                         878           31
                                         Norwest Corp.                                            1,200           57
                                         PNC Bank Corp., N.A.                                     3,000          119
                                         Quick & Reilly Group                                     3,000          110
                                         Roosevelt Financial Group                                4,300           92
                                         Charles Schwab Corporation                               5,600          209
                                         Safeco Corp.                                             2,000           76
                                         Signet Banking Corp.                                     3,200           96
                                         Texas Regional Bancshares                                1,800           59
                                         Transamerica Corp.                                         800           66
                                         T.R. Financial Corp.                                     1,000           34
                                         Washington Mutual                                        1,950          106
                                         ---------------------------------------------------------------------------
                                                                                                               5,932
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE--11.2%                       Abbott Laboratories                                      5,445          296
                                         American Home Products Corp.                             4,800          304
                                      (a)Amgen, Inc.                                              5,250          296
                                         Astra A.B., ADR                                          3,800          182
                                         C.R. Bard                                                7,400          209
                                         Becton Dickinson & Co.                                   1,000           49
                                         Bristol-Meyers Squibb Co.                                2,450          311
                                      (a)British Biotech plc                                     21,820           80
                                      (a)Dura Pharmaceuticals                                     1,900           80
                                      (a)Fresenius Medical Care, ADS                                769           57
                                         Glaxo Wellcome
                                           ADR                                                    4,300          137
                                           common                                                 9,853          158
                                         Guidant Corporation                                      2,450          136
                                      (a)HealthCare COMPARE Corp.                                 1,350           57
                                         Healthsouth Corp.                                        4,500          196
                                      (a)IDEXX Laboratories                                       7,100          231


PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                 SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------
                                            Johnson & Johnson                                     3,150      $   182
                                            Eli Lilly & Co.                                       1,200          104
                                            Merck & Co., Inc.                                     2,500          227
                                         (a)Nellcor Puritan Bennett Incorporated                  3,700           63
                                         (a)Novartis                                                106          121
                                            Roche Holding AG                                         21          123
                                         (a)Henry Schein Inc.                                     1,300           44
                                         (a)Steris Corp.                                          2,400           72
                                         (a)Tenet Healthcare Corporation                         20,000          540
                                         (a)Total Renal Care Holdings                             4,700          172
                                         -------------------------------------------------------------------------------
                                                                                                               4,427
------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--13.3%                        (a)Andrew Corp.                                          2,400          138
                                         (a)Applied Materials, Inc.                               6,850          338
                                         (a)Asyst Technologies                                    1,200           32
                                         (a)Atmel Corporation                                     7,050          327
                                         (a)Benchmark Electronics                                 1,000           31
                                         (a)BMC Software                                          1,800           78
                                         (a)Burr Brown Corp.                                      1,000           27
                                            BW/IP, Inc                                              900           15
                                         (a)Cadence Design Systems                                4,800          184
                                            Canon, Inc.                                           4,000           85
                                         (a)Cisco Systems                                         4,350          303
                                         (a)Compaq Computer Corp.                                 1,600          139
                                         (a)Dell Computer Corp.                                   1,600          106
                                         (a)Diamond Multimedia System                               800           12
                                         (a)Electroglas                                           2,400           47
                                            L.M. Ericsson Telephone Co., "B"                      2,051           69
                                         (a)ESS Technology                                        1,200           39
                                         (a)EXAR Corp.                                            3,200           50
                                            First Data Corporation                                2,200           79
                                         (a)Gartner Group                                         5,000          171
                                         (a)Gateway 2000                                          1,900          116
                                            Harris Corp.                                          2,565          195
                                            HBO & Company                                         1,550           97
                                            Hewlett-Packard Co.                                   1,500           79
                                         (a)HNC Software                                          3,300           99
                                         (a)Informix Corp.                                        2,600           54
                                            Intel Corp.                                           2,075          337
                                         (a)Keane, Inc.                                           2,400           75
                                         (a)KLA Instruments                                       1,100           47
                                         (a)Komag, Inc.                                             300            9
                                         (a)Kulicke & Soffa Industries                            4,200          116
                                         (a)McAfee Associates                                     1,450           84
                                            Murata Manufacturing                                  2,000           62
                                         (a)NCR Corporation                                         150            6
                                            Nokia Corporation, ADS                                3,650          244
                                         (a)Parametric Technology Corp.                           2,950          170
                                            Paychex                                                 800           39
                                         (a)Proxima Corp.                                         2,300           27
                                         (a)Quantum Corporation                                   3,000          114
                                         (a)Read-Rite Corp.                                       4,700          155
                                            Scientific Atlanta                                    3,300           63
                                         (a)SunGard Data Systems                                  1,800           71
                                         (a)3Com Corporation                                        950           64
                                         (a)Tech-Sym Corporation                                  1,800           57
                                         (a)Tellabs, Inc.                                           800           33
                                         (a)Teltrend                                              1,000           17
                                            Texas Instruments                                     5,050          396

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                 SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------
                                      (a)Western Digital Corp.                                    1,500      $   109
                                         Xerox Corporation                                        1,300           76
                                         -------------------------------------------------------------------------------
                                                                                                               5,281
------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.4%                     Airborne Freight Corp.                                   2,100           56
                                         Canadian National Railway Company                        9,016          358
                                         Swire Pacific Ltd.                                       8,500           78
                                      (a)Wisconsin Central Transportation Corp.                   1,400           52
                                         -------------------------------------------------------------------------------
                                                                                                                 544
------------------------------------------------------------------------------------------------------------------------
UTILITIES--2.8%                          AT&T                                                     2,400           95
                                      (a)Atlantic Tele-Network                                    1,900           24
                                         Empresa Noacional de Electricidad S.A.                   1,787          117
                                         GTE Corp.                                                1,900           89
                                         Iberdrola, S.A.                                          7,100           85
                                         Southern Company                                         5,000          109
                                         Telecom Italia Mobile                                   44,189          132
                                         Telefonica del Puru S.A., ADS                            3,750           81
                                         United Cities Gas Co.                                    1,400           31
                                         U.S. West Communications Group                           2,500           82
                                         Veba AG                                                  1,775           98
                                      (a)WorldCom, Inc.                                           6,200          156
                                         -------------------------------------------------------------------------------
                                                                                                               1,099
                                         -------------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--73.0%
                                         (Cost: $26,199)                                                      28,919
                                         -------------------------------------------------------------------------------

                                         -------------------------------------------------------------------------------
                                                                                                PRINCIPAL
                                                                                                 AMOUNT       VALUE
                                         -------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.07%-5.38%
INSTRUMENTS--6.5%                        Due--February to April 1997
                                         Dynamic Funding Corp.                                   $1,000          998
                                         Federal Home Loan Mortgage Corp.                         1,200        1,197
                                         Other                                                      400          398
                                         -------------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS
                                         (Cost: $2,593)                                                        2,593
                                         -------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--99.1%
                                         (Cost: $36,606)                                                      39,290
                                         -------------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--.9%                            343
                                         -------------------------------------------------------------------------------
                                         NET ASSETS--100%                                                    $39,633
                                         -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $36,606,000 for federal income tax purposes at January 31, 1997, the gross unrealized appreciation was $3,139,000, the gross unrealized depreciation was $455,000 and the net unrealized appreciation on investments was $2,684,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER HORIZON 10+ PORTFOLIO

PORTFOLIO OF INVESTMENTS AT JANUARY 31, 1997
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------
                                                          COUPON                PRINCIPAL
     U.S. GOVERNMENT OBLIGATIONS             TYPE          RATE      MATURITY    AMOUNT      VALUE
---------------------------------------------------------------------------------------------------
U.S. TREASURY                            Notes          8.875%          1998     $2,270     $ 2,382
SECURITIES--34.4%                                       5.00            1999        487         478
                                                        6.00-7.75       1999      4,530       4,599
                                                        8.00-9.125      1999      2,210       2,330
                                                        5.00-6.75       2000      2,658       2,683
                                                        7.75-8.50       2000        850         903
                                                        6.625           2001        969         983
                                         ----------------------------------------------------------
                                                                                             14,358
---------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL                      Pass-through   6.50            2015      2,025       2,023
MORTGAGE ASSOCIATION--4.9%               certificates
                                         ----------------------------------------------------------
                                         TOTAL U.S. GOVERNMENT OBLIGATIONS--39.3%
                                         (Cost: $16,428)                                     16,381
                                         ----------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
            COMMON STOCKS                                                                        SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--3.4%                   AK Steel Holding Corp.                                     900 shs.   $  36
                                         AMCOL International                                      1,500           27
                                         AMP, Inc.                                                1,500           61
                                         Bayer A.G.                                               2,340           89
                                         Carpenter Technology Corp.                               1,000           36
                                         Cementos Mexicanos, S.A. de C.V., "B"                   40,900          170
                                         Champion International Corporation                       1,700           71
                                      (a)Culligan Water Technologies                              1,100           37
                                         Dow Chemical Co.                                         1,400          108
                                         Eastman Chemical Co.                                     1,000           55
                                         Elcor Corp.                                              1,100           24
                                         Georgia-Pacific Corp.                                      400           29
                                      (a)Global Industrial Technology, Inc.                       1,800           33
                                         Louisiana-Pacific Corp.                                  5,000          104
                                      (a)Lydall, Inc.                                             1,300           30
                                         Myers Industries                                         1,500           24
                                         Philip Environmental                                     7,280          126
                                         Rentokil Initial PLC                                    12,500           92
                                         Rexene Corp.                                             2,800           39
                                      (a)Steel Dynamics Inc.                                      1,200           28
                                         Technip S.A.                                               667           70
                                         Toray Industries                                         1,000           57
                                         Union Camp Corp.                                         1,800           85
                                         ---------------------------------------------------------------------------
                                                                                                               1,431
--------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--3.2%                      Ball Corp.                                                 700           18
                                      (a)BE Aerospace, Inc.                                       3,400           90
                                         B.F. Goodrich Co.                                        2,500          102
                                         Blount, Inc., "A"                                        1,100           45
                                         Edaran Otomobil National Berhad                          3,000           30
                                         General Electric Co.                                     2,350          242
                                         Intermet Corp.                                           2,900           45
                                         Matsushita Electric Industries Co., Ltd.                 3,000           45
                                      (a)Mueller Industries, Inc.                                   800           34
                                         Pacific Scientific Co.                                   2,000           27
                                         PHH Corporation                                            400           19
                                         Precision Castparts Corp.                                  300           15
                                         Quanex Corp.                                             1,200           32
                                         Raytheon Co.                                             2,200          101
                                         Simpson Industries                                       1,600           17
                                         Stewart & Stevenson Services                             1,600           40

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                                 SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------
                                         (a)United Waste System                                   4,700      $   178
                                            U.S. Filter Corp.                                     1,050           40
                                            Walbro Corp.                                          1,400           25
                                            Watts Industries, Inc.                                1,300           32
                                            York International Corp.                              2,700          140
                                         ----------------------------------------------------------------------------
                                                                                                               1,317
---------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--7.2%                 (a)AccuStaff                                             2,900           63
                                         (a)AMC Entertainment                                     1,000           16
                                            J. Baker, Inc.                                        4,200           29
                                            Bulgari Spa                                           2,674           51
                                         (a)Burlington Coat Factory                               2,000           26
                                            Bush Industries                                         500            9
                                            Carnival Corp.                                        4,650          171
                                            Carrefour S.A.                                          142           85
                                            Cato Corp.                                            3,000           12
                                            Christian Dior S.A.                                     139           22
                                            Circle K Japan Co., Ltd.                              1,300           59
                                            CKE Restaurants                                       1,650           34
                                         (a)Consolidated Stores Corp.                             2,125           70
                                         (a)Corporate Express                                     5,300          179
                                            Dayton Hudson Corp.                                     900           34
                                            Walt Disney Company                                   1,320           97
                                            Fedders Corporation                                   2,600           16
                                         (a)Fruit of the Loom                                       700           28
                                            Gap                                                   3,950          114
                                            Gaylord Entertainment Co.                             3,545           91
                                            Gucci Group N.V.                                        528           36
                                            Haggar Apparel Co.                                    2,200           34
                                            Heilig - Meyers                                       2,100           29
                                            Jones Intercable Inc.                                 2,900           28
                                         (a)K-III Communications Corp.                            2,200           23
                                            Kerry Group plc                                       8,042           84
                                         (a)Liberty Media Group, "A"                              7,725          147
                                            Liz Claiborne                                           400           17
                                            Mattel, Inc.                                          2,750           77
                                         (a)MGM Grand                                             2,000           79
                                            Mitsui & Co. Ltd                                      7,000           51
                                            Newell Co.                                            1,000           33
                                            NIKE                                                  3,400          231
                                         (a)Nine West Group                                       4,650          240
                                         (a)Outdoor Systems Inc.                                  2,250           68
                                            J.C. Penny Co.                                        3,300          156
                                            Philips N.V., ADR                                     1,400           56
                                            Randstad Holding N.V.                                 1,226           85
                                         (a)Sports & Recreation                                   4,300           27
                                            Springs Industries Inc.                                 200            8
                                            Tabcorp Holdings Ltd.                                 3,800           17
                                         (a)Tommy Hilfiger Corporation                            2,350          120
                                            Vendex International N.V.                             1,175           51
                                            V.F. Corp.                                              700           47
                                         (a)Viacom International, "B"                             1,400           48
                                         ----------------------------------------------------------------------------
                                                                                                               2,998

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                 SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.4%                  Centros Comerciales PRYCA, S.A.                          1,517      $    27
                                         Fleetwood Enterprises                                      600           16
                                         Ford Motor Co.                                           6,500          209
                                         Hoganas AB                                               1,530           48
                                         Honda Motor Co., Ltd.                                    3,200           86
                                         Leggett & Platt Incorporated                             1,100           35
                                         Magna International Inc., "A"                            1,720           96
                                         Mitsubishi Heavy Industries                             10,000           72
                                         -------------------------------------------------------------------------------
                                                                                                                 589
------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--2.5%                   Clorox Company                                             400           47
                                         H.J. Heinz Company                                       3,200          129
                                         Independent Newspapers PLC                              13,887           74
                                      (a)Insurance Auto Auctions                                  3,300           32
                                         Koninklijke Ahold N.V.                                   1,764          109
                                      (a)MSC Industrial Direct                                    2,500           97
                                      (a)Performance Food Group                                   1,300           21
                                         Philip Morris Companies                                  1,800          214
                                         Reed International PLC                                   6,295          110
                                         Unilever N.V., ADR                                         300           49
                                      (a)U.S. Franchise Systems, Inc.                             2,000           17
                                         UST, Inc.                                                4,500          138
                                         -------------------------------------------------------------------------------
                                                                                                               1,037
------------------------------------------------------------------------------------------------------------------------
ENERGY--4.2%                             Amerada Hess Corp.                                       1,300           77
                                         AMOCO Corp.                                              2,700          235
                                         Atlantic Richfield Co.                                     900          119
                                      (a)Belden & Blake Corporation                                 700           18
                                         British Petroleum                                       13,462          159
                                      (a)Chieftain International Inc.                             1,400           34
                                         Chevron Corp.                                            2,000          133
                                         Columbia Gas System                                      1,600          104
                                         Elf Aquitaine                                              674           65
                                         Enron Global Power & Pipeline LLC                          900           27
                                         Exxon Corporation                                        1,000          104
                                         Giant Industries                                         2,200           31
                                         KCS Energy                                               1,000           39
                                         Noble Affiliates                                         1,700           74
                                      (a)Nuevo Energy Co.                                           400           21
                                         Petro-Canada                                            10,030          127
                                         Royal Dutch Petroleum                                      610          107
                                      (a)Seitel, Inc.                                               800           28
                                         Tesoro Petroleum Corp.                                   2,400           33
                                         Tosco Corporation                                        2,600          230
                                         -------------------------------------------------------------------------------
                                                                                                               1,765
------------------------------------------------------------------------------------------------------------------------
FINANCE--11.3%                           Advanta Corp.                                            1,000           45
                                         H.F. Ahmanson & Co.                                        300           11
                                         American Express Company                                 2,700          168
                                         American General Corp.                                   2,600          104
                                         American International Group, Inc.                       1,200          145
                                         Banc One Corporation                                     1,900           86
                                         Banco Bilbao Vizcaya                                     1,526           93
                                         Bank of Ireland                                          9,190           87
                                         Bank of New York Co.                                     1,200           44
                                         BankAmerica Corp.                                          900          100
                                         Bankers Trust New York Corp.                               900           76
                                         Barnett Banks                                            1,400           62
                                         Cheung Kong Holdings Ltd.                                7,000           65

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                 SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------
                                         CITIC Pacific Ltd.                                      15,000      $    74
                                         Commercial Federal Corp.                                 1,650           54
                                         Compass Bancshares                                         900           37
                                         Crestar Financial Corp.                                  1,000           34
                                         Cullen Frost Bankers                                       900           31
                                         DCB Holdings Berhad                                     35,000          132
                                         Dean Witter Discover                                     4,360          166
                                         Del Webb Corp.                                           2,200           37
                                         Development Bank of Singapore                           11,000          152
                                         Executive Risk                                           1,800           68
                                         Federal Home Loan Mortgage Corp.                         5,600          169
                                         Federal National Mortgage Association                    5,300          209
                                      (a)Financial Federal Corporation                            2,400           41
                                         First Chicago NBD Corp.                                  1,500           86
                                         First Commerce Corp.                                       800           32
                                         First Financial Caribbean Corp.                          1,500           39
                                         First Financial Corp., Wisconsin                         1,250           32
                                         First Union Corp.                                        1,200          100
                                         Fleet Financial Group, Inc.                              1,200           65
                                         General Re Corp.                                         1,000          162
                                         Great Western Financial Corp.                            1,800           57
                                         HCC Insurance Holdings                                   3,600          100
                                         Imperial Credit Industries                               2,000           44
                                         Integon Corp.                                            1,900           26
                                         Internationale Nederlanden Groep N.V.                    4,437          167
                                         ITT Hartford Group                                         550           40
                                         Kansas City Southern Industry                            1,300           64
                                         KeyCorp                                                  1,700           89
                                         Lawyers Title Insurance Corp.                              800           19
                                         Liberty Bancorp                                            400           21
                                         Long Island Bancorp                                      2,700           99
                                         Magnum Corporation Berhad                               19,000           38
                                         Mercer International                                     4,000           43
                                         Merrill Lynch & Co.                                        800           67
                                         NationsBank                                              1,650          178
                                         North Fork Bancorp                                         622           22
                                         Norwest Corp.                                            1,300           62
                                         PNC Bank Corp., N.A.                                     2,100           83
                                         Quick & Reilly Group                                     2,600           95
                                         Roosevelt Financial Group                                2,900           62
                                         Charles Schwab Corporation                               4,300          161
                                         Safeco Corp.                                             1,500           57
                                         Signet Banking Corp.                                     2,000           60
                                         Texas Regional Bancshares                                1,400           46
                                         T.R. Financial Corp.                                       800           27
                                         Transamerica Corp.                                         900           74
                                         Washington Mutual                                        1,600           87
                                         -------------------------------------------------------------------------------
                                                                                                               4,694
------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--8.5%                        Abbott Laboratories                                      4,300          234
                                         American Home Products Corp.                             3,800          241
                                      (a)Amgen, Inc.                                              4,100          231
                                         Astra A.B., ADR                                          3,000          144
                                         C.R. Bard                                                6,700          189
                                         Becton Dickinson & Co.                                   1,000           49
                                         Bristol-Meyers Squibb Co.                                1,950          248
                                      (a)British Biotech plc                                     17,540           64
                                      (a)Dura Pharmaceuticals                                     1,700           71
                                      (a)Fresenius Medical Care, ADS                                807           59

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                                 SHARES       VALUE
---------------------------------------------------------------------------------------------------------------------
                                         Glaxo Wellcome
                                           ADR                                                    2,100      $    67
                                           common                                                  6046           97
                                         Guidant Corporation                                      2,000          112
                                      (a)HealthCare COMPARE Corp.                                 1,100           47
                                         Healthsouth Corp.                                        3,500          153
                                      (a)IDEXX Laboratories                                       5,800          189
                                         Johnson & Johnson                                        2,500          144
                                         Eli Lilly & Co.                                          1,000           87
                                         Merck & Co., Inc.                                        2,000          182
                                      (a)Nellcor Puritan Bennett Incorporated                     2,900           49
                                      (a)Novartis                                                    84           96
                                         Roche Holding AG                                            17          106
                                      (a)Henry Schein Inc.                                          900           30
                                      (a)Steris Corp.                                             1,300           39
                                      (a)Tenet Healthcare Corporation                            15,700          424
                                      (a)Total Renal Care Holdings                                3,400          125
                                         Zeneca Group plc                                         2,860           83
                                         ----------------------------------------------------------------------------
                                                                                                               3,560
---------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--10.0%                     (a)Andrew Corp.                                             2,200          126
                                      (a)Applied Materials, Inc.                                  4,500          222
                                      (a)Asyst Technologies                                         800           21
                                      (a)Atmel Corporation                                        5,350          248
                                      (a)Benchmark Electronics                                      800           25
                                      (a)BMC Software                                             1,350           58
                                      (a)Burr Brown Corp.                                           800           21
                                         BW/IP, Inc                                                 600           10
                                      (a)Cadence Design Systems                                   3,900          149
                                         Canon, Inc.                                              3,000           64
                                      (a)Cisco Systems                                            3,450          241
                                      (a)Compaq Computer Corp.                                    1,400          122
                                      (a)Dell Computer Corp.                                      1,350           89
                                      (a)Diamond Multimedia System                                  700           11
                                      (a)Electroglas                                              1,800           35
                                         L.M. Ericsson Telephone Co., "B"                         1,619           54
                                      (a)ESS Technology                                           1,300           42
                                      (a)EXAR Corp.                                               2,200           34
                                         First Data Corporation                                   1,750           63
                                      (a)Gartner Group                                            3,100          106
                                      (a)Gateway 2000                                             1,550           95
                                         Harris Corp.                                             1,965          150
                                         HBO & Company                                            1,300           81
                                         Hewlett-Packard Co.                                        900           47
                                      (a)HNC Software                                             2,100           63
                                      (a)Informix Corp.                                           1,700           35
                                         Intel Corp.                                              1,675          272
                                      (a)Keane, Inc.                                                800           25
                                      (a)KLA Instruments                                          1,100           47
                                      (a)Komag, Inc.                                                200            6
                                      (a)Kulicke & Soffa Industries                               3,700          102
                                      (a)McAfee Associates                                        1,100           64
                                         Murata Manufacturing                                     2,600           81
                                      (a)NCR Corporation                                            125            5
                                         Nokia Corporation, ADS                                   2,800          187
                                      (a)Parametric Technology Corp.                              2,250          130
                                         Paychex                                                    800           39
                                      (a)Proxima Corp.                                            1,800           21
                                      (a)Quantum Corporation                                      2,800          10
                                      (a)Read-Rite Corp.                                          4,700          155

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                 SHARES       VALUE
----------------------------------------------------------------------------------------------------------------------
                                         Scientific Atlanta                                       2,400      $    46
                                      (a)SunGard Data Systems                                     1,900           75
                                      (a)3Com Corporation                                           800           54
                                      (a)Tech-Sym Corporation                                     1,300           41
                                      (a)Tellabs, Inc.                                            1,000           41
                                      (a)Teltrend                                                   600           10
                                         Texas Instruments                                        4,000          314
                                      (a)Western Digital Corp.                                    1,150           83
                                         Xerox Corporation                                        1,000           59
                                         -----------------------------------------------------------------------------
                                                                                                               4,175
----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.3%                     Airborne Freight Corp.                                   1,500           40
                                         Canadian National Railway Company                        8,645          344
                                         Swire Pacific Ltd.                                       7,000           64
                                      (a)Wisconsin Central Transportation Corp.                   1,800           67
                                         -----------------------------------------------------------------------------
                                                                                                                 515
----------------------------------------------------------------------------------------------------------------------
UTILITIES--2.4%                          AT&T                                                     2,900          114
                                      (a)Atlantic Tele-Network                                    1,700           21
                                         Empresa Noacional de Electricidad S.A.                   1,468           96
                                         GTE Corp.                                                1,700           80
                                         Iberdrola, S.A.                                          7,400           88
                                         Southern Company                                         5,000          109
                                         Telecom Italia Mobile                                   49,904          149
                                         Telefonica del Puru S.A., ADS                            1,750           38
                                         United Cities Gas Co.                                    1,000           22
                                         U.S. West Communications Group                           1,500           49
                                         Veba AG                                                  1,583           88
                                      (a)WorldCom, Inc.                                           6,000          151
                                         -----------------------------------------------------------------------------
                                                                                                               1,005
                                         -----------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--55.4%
                                         (Cost: $20,857)                                                      23,086
                                         -----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL
                                                                                                 AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.23%-5.36%
INSTRUMENTS--4.3%                        Due--February 1997
                                         (Cost: $1,796)                                          $1,800        1,796
                                         -----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--99.0%
                                         (Cost: $39,081)                                                      41,263
                                         -----------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--1.0%                           416
                                         -----------------------------------------------------------------------------
                                         NET ASSETS--100%                                                    $41,679
                                         -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $39,081,000 for federal income tax purposes at January 31, 1997, the gross unrealized appreciation was $2,557,000, the gross unrealized depreciation was $375,000 and the net unrealized appreciation of investments was $2,182,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER HORIZON 5 PORTFOLIO

PORTFOLIO OF INVESTMENTS AT JANUARY 31, 1997
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------
                                                         COUPON                PRINCIPAL
      U.S. GOVERNMENT OBLIGATIONS           TYPE          RATE      MATURITY    AMOUNT      VALUE
--------------------------------------------------------------------------------------------------
U.S. TREASURY                           Notes          8.875%          1998     $  770     $   808
SECURITIES--46.6%                                      5.00            1999        605         594
                                                       6.375-7.75      1999      4,557       4,631
                                                       8.00-9.125      1999      2,530       2,662
                                                       5.50            2000        200         196
                                                       6.625           2001        918         931
                                        ----------------------------------------------------------
                                                                                             9,822
--------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL                     Pass-through   6.50            2015      2,000       1,998
MORTGAGE ASSOCIATION--9.5%              certificates
                                        ----------------------------------------------------------
                                        TOTAL U.S. GOVERNMENT OBLIGATIONS--56.1%
                                        (Cost: $11,849)                                     11,820
                                        ----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
COMMON STOCKS                                                                                     SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--2.3%                   AK Steel Holding Corp.                                     400 shs.    $ 16
                                         AMCOL International                                        600           11
                                         AMP, Inc.                                                  500           20
                                         Bayer A.G.                                               1,680           64
                                         Carpenter Technology Corp.                                 400           14
                                         Cementos Mexicanos, S.A. de C.V., "B"                    2,300           10
                                         Champion International Corporation                         600           25
                                      (a)Culligan Water Technologies                                500           17
                                         Dow Chemical Co.                                           400           31
                                         Eastman Chemical Co.                                       400           22
                                         Elcor Corp.                                                500           11
                                      (a)Global Industrial Technology, Inc.                         700           13
                                         Louisiana-Pacific Corp.                                  2,300           48
                                      (a)Lydall, Inc.                                               600           14
                                         Myers Industries                                           800           13
                                         Philip Environmental                                     2,560           44
                                         Rentokil Initial PLC                                     1,950           14
                                         Rexene Corp.                                             1,300           18
                                         Technip S.A.                                               236           25
                                         Toray Industries                                         5,000           28
                                         Union Camp Corp.                                           600           28
                                         -------------------------------------------------------------------------------
                                                                                                                 486
------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--2.5%                      Ball Corp.                                                 500           13
                                      (a)BE Aerospace, Inc.                                       2,200           58
                                         B.F. Goodrich Co.                                        1,100           45
                                         Blount, Inc., "A"                                          400           16
                                         General Electric Co.                                     1,050          108
                                         Intermet Corp.                                           1,300           20
                                         Matsushita Electric Industries Co., Ltd.                 1,000           15
                                      (a)Mueller Industries, Inc.                                   200            8
                                         Pacific Scientific Co.                                   1,000           14
                                         PHH Corporation                                            200           10
                                         Quanex Corp.                                               500           13
                                         Raytheon Co.                                               400           18
                                         Simpson Industries                                         800            8
                                         Stewart & Stevenson Services                               600           15
                                      (a)United Waste System                                      2,000           76
                                         U.S. Filter Corp.                                          450           17
                                         Walbro Corp.                                               500            9

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                 SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------
                                         Watts Industries, Inc.                                     600      $    15
                                         York International Corp.                                 1,100           57
                                         -------------------------------------------------------------------------------
                                                                                                                 535
------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--5.4%              (a)AccuStaff                                                1,200           26
                                      (a)AMC Entertainment                                          400            7
                                         J. Baker, Inc.                                           2,100           14
                                         Bulgari Spa                                              1,521           29
                                      (a)Burlington Coat Factory                                    200            3
                                         Bush Industries                                            300            5
                                         Carnival Corp.                                           2,200           81
                                         Carrefour S.A.                                              55           33
                                         Cato Corp.                                                 600            2
                                         Christian Dior S.A.                                        109           17
                                         Circle K Japan Co., Ltd.                                   600           27
                                      (a)Consolidated Stores Corp.                                  937           31
                                      (a)Corporate Express                                        1,050           35
                                         Dayton Hudson Corp.                                        400           15
                                         Walt Disney Company                                        550           40
                                         Fedders Corporation                                      1,100            7
                                      (a)Fruit of the Loom                                          300           12
                                         Gap                                                      1,750           50
                                         Gaylord Entertainment Co.                                1,295           33
                                         Gucci Group N.V.                                           526           36
                                         Haggar Apparel Co.                                       1,000           15
                                         Heilig - Meyers                                            900           12
                                         Jones Intercable Inc.                                    1,200           12
                                         Kerry Group plc                                          2,310           24
                                      (a)Liberty Media Group, "A"                                 3,450           66
                                         Liz Claiborne                                              200            8
                                         Mattel, Inc.                                             1,200           34
                                      (a)MGM Grand                                                1,000           39
                                         Mitsui & Co. Ltd                                         5,000           37
                                         Newell Co.                                                 450           15
                                         NIKE                                                     1,450           98
                                      (a)Outdoor Systems Inc.                                     1,200           36
                                         J.C. Penny Co.                                             900           43
                                         Philips N.V., ADR                                          600           24
                                         Randstad Holding N.V.                                      753           52
                                      (a)Sports & Recreation                                      2,100           13
                                         Springs Industries Inc.                                    100            4
                                         Tabcorp Holdings Ltd.                                    3,400           15
                                      (a)Tommy Hilfiger Corporation                               1,050           54
                                         V.F. Corp.                                                 200           13
                                      (a)Viacom International, "B"                                  600           21
                                         -------------------------------------------------------------------------------
                                                                                                               1,138
------------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.2%                  Fleetwood Enterprises                                      200            5
                                         Ford Motor Co.                                           2,600           84
                                         Hoganas AB                                               1,103           35
                                         Honda Motor Co., Ltd.                                    2,000           54
                                         Leggett & Platt Incorporated                               500           16
                                         Magna International Inc., "A"                              750           42
                                         Mitsubishi Heavy Industries                              4,000           29
                                         -------------------------------------------------------------------------------
                                                                                                                 265

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                 SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--2.0%
                                         Clorox Company                                             200      $    24
                                         H.J. Heinz Company                                       1,200           48
                                         Independent Newspapers PLC                               4,092           22
                                      (a)Insurance Auto Auctions                                  1,400           14
                                         Koninklijke Ahold N.V.                                     934           58
                                      (a)Performance Food Group                                     600           10
                                         Philip Morris Companies                                    900          107
                                         Reed International PLC                                   1,949           34
                                         Unilever N.V., ADR                                         200           33
                                         UST, Inc.                                                2,000           62
--------------------------------------------------------------------------------------------------------------------
                                                                                                                 412
--------------------------------------------------------------------------------------------------------------------
ENERGY--2.8%                             Amerada Hess Corp.                                         500           29
                                         AMOCO Corp.                                                900           78
                                         Atlantic Richfield Co.                                     300           40
                                      (a)Belden & Blake Corporation                                 400           11
                                         British Petroleum                                        3,525           42
                                      (a)Chieftain International Inc.                               800           20
                                         Chevron Corp.                                              700           46
                                         Columbia Gas System                                        600           39
                                         Elf Aquitaine                                              430           42
                                         Enron Global Power & Pipeline LLC                          400           12
                                         Exxon Corporation                                          300           31
                                         Giant Industries                                           700           10
                                         KCS Energy                                                 500           19
                                         Noble Affiliates                                           700           31
                                      (a)Nuevo Energy Co.                                           200           10
                                         Petro-Canada                                             2,980           38
                                      (a)Seitel, Inc.                                               300           10
                                         Tesoro Petroleum Corp.                                   1,100           15
                                         Tosco Corporation                                          750           66
--------------------------------------------------------------------------------------------------------------------
                                                                                                                 589
--------------------------------------------------------------------------------------------------------------------
FINANCE--8.2%                            H.F. Ahmanson & Co.                                        100            4
                                         American Express Company                                 1,300           81
                                         American International Group, Inc.                         400           48
                                         Banc One Corporation                                       800           36
                                         Banco Bilbao Vizcaya                                       908           55
                                         Bank of Ireland                                          2,724           26
                                         Bank of New York Co.                                       500           18
                                         BankAmerica Corp.                                          400           45
                                         Bankers Trust New York Corp.                               300           26
                                         Barnett Banks                                              600           26
                                         Cheung Kong Holdings Ltd.                                5,000           47
                                         CITIC Pacific Ltd.                                       5,000           25
                                         Commercial Federal Corp.                                   600           20
                                         Compass Bancshares                                         200            8
                                         Crestar Financial Corp.                                    400           14
                                         Cullen Frost Bankers                                       500           17
                                         DCB Holdings Berhad                                      8,000           30
                                         Dean Witter Discover                                     1,980           75
                                         Del Webb Corp.                                             900           15
                                         Development Bank of Singapore                            3,500           48
                                         Executive Risk                                             800           30
                                         Federal Home Loan Mortgage Corp.                         2,400           73
                                         Federal National Mortgage Association                    1,900           75
                                         First Chicago NBD Corp.                                    700           40
                                         First Commerce Corp.                                       200            8

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                 SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------
                                         First Financial Caribbean Corp.                            600      $    16
                                         First Financial Corp., Wisconsin                           525           13
                                         First Union Corp.                                          500           42
                                         Fleet Financial Group, Inc.                                400           22
                                         General Re Corp.                                           300           48
                                         Great Western Financial Corp.                              800           25
                                         HCC Insurance Holdings                                   2,000           56
                                         Imperial Credit Industries                                 800           18
                                         Integon Corp.                                              800           11
                                         Internationale Nederlanden Groep N.V.                    2,628           99
                                         ITT Hartford Group                                         250           18
                                         KeyCorp                                                    400           21
                                         Lawyers Title Insurance Corp.                              300            7
                                         Liberty Bancorp                                            200           10
                                         Long Island Bancorp                                      1,100           40
                                         Magnum Corporation Berhad                                3,000            6
                                         Mercer International                                     1,700           18
                                         Merrill Lynch & Co.                                        400           34
                                         NationsBank                                                750           81
                                         North Fork Bancorp                                         211            8
                                         Norwest Corp.                                              300           14
                                         PNC Bank Corp., N.A.                                       900           36
                                         Quick & Reilly Group                                       700           26
                                         Roosevelt Financial Group                                  800           17
                                         Charles Schwab Corporation                               1,900           71
                                         Signet Banking Corp.                                       900           27
                                         T.R. Financial Corp.                                       400           14
                                         Washington Mutual                                          650           35
                                         ---------------------------------------------------------------------------
                                                                                                               1,723
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE--5.3%                        Abbott Laboratories                                        400           22
                                         American Home Products Corp.                             1,000           63
                                      (a)Amgen, Inc.                                              1,150           65
                                         Astra A.B., ADR                                            320           15
                                         C.R. Bard                                                2,400           68
                                         Bristol-Meyers Squibb Co.                                  500           64
                                      (a)Dura Pharmaceuticals                                       900           38
                                      (a)Fresenius Medical Care, ADS                                423           31
                                         Glaxo Wellcome
                                           ADR                                                    1,670           27
                                           common                                                 1,400           45
                                         Guidant Corporation                                        900           50
                                      (a)HealthCare COMPARE Corp.                                   450           19
                                         Healthsouth Corp.                                        1,500           65
                                      (a)IDEXX Laboratories                                       1,500           49
                                         Johnson & Johnson                                        1,150           66
                                         Eli Lilly & Co.                                            450           39
                                         Merck & Co., Inc.                                          900           82
                                      (a)Nellcor Puritan Bennett Incorporated                     1,300           22
                                      (a)Novartis                                                    50           57
                                         Roche Holding AG                                            12           44
                                      (a)Steris Corp.                                             1,100           33
                                         Tenet Healthcare Corporation                             3,300           89
                                         Total Renal Care Holdings                                1,600           59
                                         ---------------------------------------------------------------------------
                                                                                                               1,112

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                 SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--8.5%                         (a)Andrew Corp.                                            900      $    52
                                         (a)Applied Materials, Inc.                               2,050          101
                                         (a)Asyst Technologies                                      200            5
                                         (a)Atmel Corporation                                     2,300          107
                                         (a)Benchmark Electronics                                   300            9
                                         (a)BMC Software                                            550           24
                                         (a)Burr Brown Corp.                                        400           11
                                            BW/IP, Inc                                              400            7
                                         (a)Cadence Design Systems                                1,500           57
                                            Canon, Inc.                                           2,000           42
                                         (a)Cisco Systems                                         1,100           77
                                         (a)Compaq Computer Corp.                                   700           61
                                         (a)Dell Computer Corp.                                     550           36
                                         (a)Diamond Multimedia System                               300            5
                                         (a)Electroglas                                             700           14
                                            L.M. Ericsson Telephone Co., "B"                        970           33
                                         (a)EXAR Corp.                                              800           12
                                            First Data Corporation                                  750           27
                                         (a)Gartner Group                                         1,100           38
                                         (a)Gateway 2000                                            650           40
                                            Harris Corp.                                            805           61
                                            HBO & Company                                           650           41
                                            Hewlett-Packard Co.                                     200           11
                                         (a)HNC Software                                          1,000           30
                                            Intel Corp.                                             750          122
                                         (a)KLA Instruments                                       1,100           47
                                         (a)Komag, Inc.                                             100            3
                                         (a)McAfee Associates                                       450           26
                                            Murata Manufacturing                                  1,000           31
                                         (a)NCR Corporation                                          56            2
                                            Nokia Corporation, ADS                                1,250           84
                                         (a)Parametric Technology Corp.                             300           17
                                            Paychex                                                 800           39
                                         (a)Proxima Corp.                                           800            9
                                         (a)Quantum Corporation                                   1,300           49
                                         (a)Read-Rite Corp.                                       2,800           92
                                            Scientific Atlanta                                    1,100           21
                                         (a)SunGard Data Systems                                  1,300           51
                                         (a)3Com Corporation                                        350           23
                                         (a)Tech-Sym Corporation                                    500           16
                                         (a)Tellabs, Inc.                                         1,400           58
                                         (a)Teltrend                                                300            5
                                            Texas Instruments                                     1,800          141
                                         (a)Western Digital Corp.                                   550           40
                                            Xerox Corporation                                       400           23
                                            ------------------------------------------------------------------------
                                                                                                               1,800
--------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--.8%                         Airborne Freight Corp.                                  600           16
                                            Canadian National Railway Company                     2,493           99
                                            Swire Pacific Ltd.                                    2,500           23
                                            Tranz Rail Holdings, Ltd.                             1,600           26
                                            ------------------------------------------------------------------------
                                                                                                                 164

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                                 SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------
UTILITIES--1.1%                       (a)Atlantic Tele-Network                                      600      $     8
                                         Empresa Noacional de Electricidad S.A.                     571           37
                                         GTE Corp.                                                  700           33
                                         Iberdrola, S.A.                                          1,520           18
                                         Southern Company                                           800           17
                                         Telecom Italia Mobile                                    6,432           19
                                         Telefonica del Puru S.A., ADS                              750           16
                                         United Cities Gas Co.                                      400            9
                                      (a)WorldCom, Inc.                                           2,600           65
                                         ---------------------------------------------------------------------------
                                                                                                                 222
                                         ---------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--40.1%
                                         (Cost: $7,553)                                                        8,446
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL
                                                                                                 AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.26%
INSTRUMENT--1.0%                         Due--February 1997
                                         (Cost: $199)                                            $  200          199
                                         ---------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--97.2%
                                         (Cost: $19,601)                                                      20,465
                                         ---------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--2.8%                           590
                                         ---------------------------------------------------------------------------
                                         NET ASSETS--100%                                                    $21,055
                                         ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $19,601,000 for federal income tax purposes at January 31, 1997, the gross unrealized appreciation was $1,029,000, the gross unrealized depreciation was $165,000 and the net unrealized appreciation of investments was $864,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JANUARY 31, 1997
(IN THOUSANDS)

                                                                           KEMPER HORIZON FUND
                                                              ---------------------------------------------
                                                              20+ PORTFOLIO    10+ PORTFOLIO    5 PORTFOLIO
-----------------------------------------------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $36,606, $39,081 and $19,601)                               $39,290           41,263          20,465
-----------------------------------------------------------------------------------------------------------
Cash                                                                   682              828             132
-----------------------------------------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                     218               71             138
-----------------------------------------------------------------------------------------------------------
  Investments sold                                                     315              612             281
-----------------------------------------------------------------------------------------------------------
  Dividends and interest                                               194              336             235
-----------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                    40,699           43,110          21,251
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                                  14                1               2
-----------------------------------------------------------------------------------------------------------
  Investments purchased                                                970            1,338             143
-----------------------------------------------------------------------------------------------------------
  Management fee                                                        18               19              11
-----------------------------------------------------------------------------------------------------------
  Distribution services fee                                             13               14               9
-----------------------------------------------------------------------------------------------------------
  Administrative services fee                                            7                8               5
-----------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                42               47              23
-----------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                               2                4               3
-----------------------------------------------------------------------------------------------------------
    Total liabilities                                                1,066            1,431             196
-----------------------------------------------------------------------------------------------------------
NET ASSETS                                                         $39,633           41,679          21,055
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Paid-in capital                                                    $36,410           38,819          19,850
-----------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                           429              431             186
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                           2,684            2,182             864
-----------------------------------------------------------------------------------------------------------
Undistributed net investment income                                    110              247             155
-----------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                        $39,633           41,679          21,055
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
  Net assets applicable to shares outstanding                      $15,910           18,174           8,057
-----------------------------------------------------------------------------------------------------------
  Shares outstanding                                                 1,428            1,694             785
-----------------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share
  (net assets / shares outstanding)                                $ 11.15            10.73           10.26
-----------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                      $ 11.83            11.38           10.89
-----------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net assets applicable to shares outstanding                      $20,578           19,011          10,830
-----------------------------------------------------------------------------------------------------------
  Shares outstanding                                                 1,854            1,772           1,056
-----------------------------------------------------------------------------------------------------------
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  (net assets / shares outstanding)                                $ 11.10            10.73           10.26
-----------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net assets applicable to shares outstanding                      $ 2,201            4,112           2,053
-----------------------------------------------------------------------------------------------------------
  Shares outstanding                                                   198              383             200
-----------------------------------------------------------------------------------------------------------
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  (net assets / shares outstanding)                                $ 11.11            10.72           10.25
-----------------------------------------------------------------------------------------------------------
CLASS I SHARES
  Net assets applicable to shares outstanding                      $   944              382             115
-----------------------------------------------------------------------------------------------------------
  Shares outstanding                                                    85               36              11
-----------------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share
  (net assets / shares outstanding)                                $ 11.17            10.70           10.26
-----------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JANUARY 31, 1997
(IN THOUSANDS)

                                                                          KEMPER HORIZON FUND
                                                             ---------------------------------------------
                                                             20+ PORTFOLIO    10+ PORTFOLIO    5 PORTFOLIO
----------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------
  Dividends                                                        $  137              104              46
----------------------------------------------------------------------------------------------------------
  Interest                                                            232              430             412
----------------------------------------------------------------------------------------------------------
    Total investment income                                           369              534             458
----------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                       82               85              56
----------------------------------------------------------------------------------------------------------
  Distribution services fee                                            59               60              47
----------------------------------------------------------------------------------------------------------
  Administrative services fee                                          32               35              24
----------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               98               79              40
----------------------------------------------------------------------------------------------------------
  Professional fees                                                     8                9               4
----------------------------------------------------------------------------------------------------------
  Reports to shareholders                                               3                3               1
----------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                             11               12               8
----------------------------------------------------------------------------------------------------------
    Total expenses                                                    293              283             180
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                  76              251             278
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
----------------------------------------------------------------------------------------------------------
 Net realized gain on sales of investments                            442              462             215
----------------------------------------------------------------------------------------------------------
 Net realized gain from futures transactions                           93               61              15
----------------------------------------------------------------------------------------------------------
    Net realized gain                                                 535              523             230
----------------------------------------------------------------------------------------------------------
 Change in net unrealized depreciation on investments               3,245            2,571           1,020
----------------------------------------------------------------------------------------------------------
Net gain on investments                                             3,780            3,094           1,250
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $3,856            3,345           1,528
----------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                              KEMPER HORIZON FUND
                              ------------------------------------------------------------------------------------
                                    20+ PORTFOLIO                10+ PORTFOLIO                 5 PORTFOLIO
                              --------------------------   --------------------------   --------------------------
                              SIX MONTHS    DECEMBER 29,   SIX MONTHS    DECEMBER 29,   SIX MONTHS    DECEMBER 29,
                                 ENDED        1995 TO         ENDED        1995 TO         ENDED        1995 TO
                              JANUARY 31,     JULY 31,     JANUARY 31,     JULY 31,     JANUARY 31,     JULY 31,
                                 1997           1996          1997           1996          1997           1996
---------------------------------------------------------------------------------------------------------------
  OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------------------
  Net investment income         $    76            59           251            104           278             82
---------------------------------------------------------------------------------------------------------------
  Net realized gain                 535          (102)          523            (88)          230            (42)
---------------------------------------------------------------------------------------------------------------
  Change in net unrealized
  depreciation                    3,245          (561)        2,571           (389)        1,020           (156)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets
  resulting from operations       3,856          (604)        3,345           (373)        1,528           (116)
---------------------------------------------------------------------------------------------------------------
Net equalization credits            106            71           159             97            80             46
---------------------------------------------------------------------------------------------------------------
Distribution from net
  investment income                (206)           --          (298)           (70)         (279)           (54)
---------------------------------------------------------------------------------------------------------------
Net increase from capital
  share transactions             17,626        18,684        19,561         19,158         8,895         10,855
---------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS     21,382        18,151        22,767         18,812        10,224         10,731
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------------------
Beginning of period              18,251           100        18,912            100        10,831            100
---------------------------------------------------------------------------------------------------------------
END OF PERIOD                    39,633        18,251        41,679         18,912        21,055         10,831
---------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT
  INCOME AT END OF PERIOD       $   110           134           247            135           155             76
---------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1  DESCRIPTION OF
   THE FUND Kemper Horizon Fund (the "Fund") is an open-end diversified management investment company organized as a business trust under the laws of Massachusetts. The Fund consists of three investment portfolios ("Portfolios") designed for investors with different investment objectives. The three Portfolios are Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio, and Kemper Horizon 5 Portfolio. Each Portfolio currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of each Portfolio have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS

                             CURRENCY TRANSLATION. The books and records of the Portfolios are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rates of exchange are determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. The Portfolios include that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             EXPENSES. Expenses arising in connection with a specific Portfolio are allocated to that Portfolio. Other Fund expenses are allocated among the Portfolios in proportion to their relative net assets.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Portfolio's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. Each Portfolio has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended January 31, 1997.

                             DIVIDENDS TO SHAREHOLDERS. Each Portfolio intends to pay dividends of net investment income as follows: annually for the Horizon 20+ Portfolio, semiannually for the Horizon 10+ Portfolio, and quarterly for the Horizon 5 Portfolio. Each Portfolio will pay any net realized capital gains at least annually. Dividends are recorded on ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and costs of redemptions of Portfolio shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and each Portfolio pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund paid a management fee of $223,000 for the six months ended January 31, 1997. Dreman
                             Value Advisors, Inc. (DVA), a wholly owned subsidiary of ZKI, is a subadviser for the Fund and manages the value portion of the Portfolios. Zurich
                             Investment Management Limited (ZIML), an affiliate of ZKI, also serves as a subadvisor for the Fund with respect to foreign securities investments in the Portfolios. DVA and ZIML are paid by ZKI for their services.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of each Portfolio's Class A shares for the six months ended January 31, 1997 are as follows:

                                                                                   COMMISSIONS
                                                                                  ALLOWED BY KDI
                                                           COMMISSIONS     ----------------------------
                                                         RETAINED BY KDI   TO ALL FIRMS   TO AFFILIATES
                                                         ---------------   ------------   -------------
                             Kemper Horizon 20+ Portfolio          $11,000         101,000           --
                             Kemper Horizon 10+ Portfolio           14,000         102,000           --
                             Kemper Horizon 5 Portfolio             11,000          63,000           --

                             For services under the distribution services agreement, each Portfolio pays KDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares of each Portfolio. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares for the six months ended January 31, 1997 are as follows:

                                                                                 COMMISSIONS AND
                                                                                DISTRIBUTION FEES
                                                          DISTRIBUTION             PAID BY KDI
                                                          FEES AND CDSC    ----------------------------
                                                         RECEIVED BY KDI   TO ALL FIRMS   TO AFFILIATES
                                                         ---------------   ------------   -------------
                             Kemper Horizon 20+ Portfolio          $67,000         311,000           --
                             Kemper Horizon 10+ Portfolio           63,000         244,000           --
                             Kemper Horizon 5 Portfolio             52,000          132000           --

                                              NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, each Portfolio pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Portfolio accounts the firms service. Administrative services fees
                             (ASF) paid for the six months ended January 31, 1997 are as follows:

                                                                                                    ASF FEES PAID BY KDI
                                                                             ASF PAID BY        ----------------------------
                                                                        THE PORTFOLIOS TO KDI   TO ALL FIRMS   TO AFFILIATES
                                                                        ---------------------   ------------   -------------
                                          Kemper Horizon 20+ Portfolio         $32,000             40,000             --
                                          Kemper Horizon 10+ Portfolio          35,000             38,000             --
                                          Kemper Horizon 5 Portfolio            24,000             25,000             --

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's custodian and transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $145,000 for the six months ended January 31, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the six months ended January 31, 1997, the Fund made no payments to its officers and incurred trustees' fees of $13,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended January 31, 1997,
                             investment transactions (excluding short-term instruments) are as follows (in thousands):

                                                                   KEMPER        KEMPER       KEMPER
                                                                 HORIZON 20+   HORIZON 10+   HORIZON 5
                                                                 -----------   -----------   ---------
                             Purchases                              $39,345       38,676       29,024
                             Proceeds from sales                     24,374       21,001       20,503

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following tables summarize the activity in
                             capital shares of the Portfolios (in thousand) :

                             ----------------------------
                             KEMPER HORIZON 20+ PORTFOLIO
                             ----------------------------

                                                                    SIX MONTHS ENDED              DECEMBER 29, 1995
                                                                    JANUARY 31, 1997               TO JULY 31, 1996
                                                                  --------------------           --------------------
                                                                  SHARES       AMOUNT            SHARES       AMOUNT
                                       ------------------------------------------------------------------------------
                                        SHARES SOLD
                                       ------------------------------------------------------------------------------
                                        Class A                     654        $ 6,931            854         $ 8,500
                                       ------------------------------------------------------------------------------
                                        Class B                   1,053         11,040            888           8,850
                                       ------------------------------------------------------------------------------
                                        Class C                     180          1,888             86             857
                                       ------------------------------------------------------------------------------
                                        Class I                      24            251            103           1,045
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       ------------------------------------------------------------------------------
                                        Class A                      12            123             --              --
                                       ------------------------------------------------------------------------------
                                        Class B                       5             58             --              --
                                       ------------------------------------------------------------------------------
                                        Class C                       1              6             --              --
                                       ------------------------------------------------------------------------------
                                        Class I                       1             13             --              --
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       ------------------------------------------------------------------------------
                                        Class A                     (72)          (772)           (26)           (264)
                                       ------------------------------------------------------------------------------
                                        Class B                     (74)          (822)           (18)           (179)
                                       ------------------------------------------------------------------------------
                                        Class C                     (65)          (688)            (7)            (68)
                                       ------------------------------------------------------------------------------
                                        Class I                     (38)          (402)            (5)            (57)
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       ------------------------------------------------------------------------------
                                        Class A                       3             30             --              --
                                       ------------------------------------------------------------------------------
                                        Class B                      (3)           (30)            --              --
                                       ------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE
                                        TRANSACTIONS                           $17,626                        $18,684
                                       ------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS

                            ----------------------------
                            KEMPER HORIZON 10+ PORTFOLIO
                            ----------------------------

                                                                    SIX MONTHS ENDED              DECEMBER 29, 1995 TO
                                                                    JANUARY 31, 1997                  JULY 31, 1996
                                                                  --------------------           -----------------------
                                                                  SHARES       AMOUNT            SHARES          AMOUNT
                                       -------------------------------------------------------------------------------
                                        SHARES SOLD
                                       -------------------------------------------------------------------------------
                                        Class A                   777        $ 7,974            986           $  9,625
                                       -------------------------------------------------------------------------------
                                        Class B                   922          9,410            920              8,999
                                       -------------------------------------------------------------------------------
                                        Class C                   300          3,065             89                877
                                       -------------------------------------------------------------------------------
                                        Class I                    41            436             12                104
                                       -------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       -------------------------------------------------------------------------------
                                        Class A                    16            162              5                 48
                                       -------------------------------------------------------------------------------
                                        Class B                    10            104              2                 20
                                       -------------------------------------------------------------------------------
                                        Class C                     2             22              1                  3
                                       -------------------------------------------------------------------------------
                                        Class I                     1              4             --                 --
                                       -------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       -------------------------------------------------------------------------------
                                        Class A                   (74)          (752)           (21)              (208)
                                       -------------------------------------------------------------------------------
                                        Class B                   (56)          (600)           (27)              (264)
                                       -------------------------------------------------------------------------------
                                        Class C                    (8)           (82)            (4)               (45)
                                       -------------------------------------------------------------------------------
                                        Class I                   (17)          (182)            (1)                (1)
                                       -------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       -------------------------------------------------------------------------------
                                        Class A                     2             21             --                 --
                                       -------------------------------------------------------------------------------
                                        Class B                    (2)           (21)            --                 --
                                       -------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS           $19,561                          $ 19,158
                                       -------------------------------------------------------------------------------

                            --------------------------
                            KEMPER HORIZON 5 PORTFOLIO
                            --------------------------

                                                                  SIX MONTHS ENDED               DECEMBER 29, 1995 TO
                                                                  JANUARY 31, 1997                  JULY 31, 1996
                                                                ---------------------           ----------------------
                                                                SHARES        AMOUNT            SHARES         AMOUNT
                                       -------------------------------------------------------------------------------
                                        SHARES SOLD
                                       -------------------------------------------------------------------------------
                                        Class A                   439        $  4,336            509           $ 4,935
                                       -------------------------------------------------------------------------------
                                        Class B                   850           8,343            611             5,902
                                       -------------------------------------------------------------------------------
                                        Class C                   176           1,748             64               625
                                       -------------------------------------------------------------------------------
                                        Class I                     1              13             10               102
                                       -------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       -------------------------------------------------------------------------------
                                        Class A                    11             106              3                26
                                       -------------------------------------------------------------------------------
                                        Class B                    15             144              2                22
                                       -------------------------------------------------------------------------------
                                        Class C                     2              17              1                 3
                                       -------------------------------------------------------------------------------
                                        Class I                     1               2              1                 1
                                       -------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       -------------------------------------------------------------------------------
                                        Class A                  (133)         (1,340)           (54)             (524)
                                       -------------------------------------------------------------------------------
                                        Class B                  (398)         (4,051)           (20)             (195)
                                       -------------------------------------------------------------------------------
                                        Class C                   (42)           (415)            (4)              (42)
                                       -------------------------------------------------------------------------------
                                        Class I                    (2)             (8)            --                --
                                       -------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       -------------------------------------------------------------------------------
                                        Class A                     7              68             --                --
                                       -------------------------------------------------------------------------------
                                        Class B                    (7)            (68)            --                --
                                       -------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS           $  8,895                          $10,855
                                       -------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    FINANCIAL FUTURES
     CONTRACTS               The Portfolios have entered into exchange traded
                             financial futures contracts in order to take advantage of anticipated market conditions and, as such, bear the risk that arises from owning these contracts.

                             At the time a Portfolio enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Portfolio and the broker as the market value of the futures contract changes. At January 31, 1997, the market value of assets pledged by the Portfolios to cover margin requirements for open futures positions was $149,000 for Horizon 20+ and $96,000 for Horizon 10+ for the following financial futures contracts held by the Portfolios.

                                            CONTRACT                     EXPIRATION      GAIN
                             TYPE            AMOUNT     POSITION           MONTH      AT 1/31/97
                             ---------------------------------------------------------------------

                             HORIZON 20+ PORTFOLIO:

                             S&P 500 Index          $3,499,000  Long       March '97      $45,000
                             ---------------------------------------------------------------------

                             HORIZON 10+ PORTFOLIO:

                             S&P 500 Index          $2,333,000  Long       March '97      $30,000
                             ---------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                 -------------------------------   -------------------------------
                                                             CLASS A                           CLASS B
                                                 -------------------------------   -------------------------------
                                                 SIX MONTHS                        SIX MONTHS
                                                    ENDED      DECEMBER 29, 1995      ENDED      DECEMBER 29, 1995
                                                 JANUARY 31,          TO           JANUARY 31,          TO
          KEMPER HORIZON 20+ PORTFOLIO              1997         JULY 31, 1996        1997         JULY 31, 1996
--------------------------------------------------------------------------------   -------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------   -------------------------------
Net asset value, beginning of period               $ 9.72            9.50             9.65             9.50
--------------------------------------------------------------------------------   -------------------------------
Income from investment operations:
  Net investment income                               .05             .18              .01              .11
--------------------------------------------------------------------------------   -------------------------------
  Net realized and unrealized gain                   1.48             .04             1.48              .04
--------------------------------------------------------------------------------   -------------------------------
Total from investment operations                     1.53             .22             1.49              .15
--------------------------------------------------------------------------------   -------------------------------
Less distribution from net investment income          .10              --              .04               --
--------------------------------------------------------------------------------   -------------------------------
Net asset value, end of period                     $11.15            9.72            11.10             9.65
--------------------------------------------------------------------------------   -------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       15.83%           2.32            15.44             1.58
--------------------------------------------------------------------------------   -------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------   -------------------------------
Expenses                                             1.68%           1.48             2.41             2.26
--------------------------------------------------------------------------------   -------------------------------
Net investment income                                 .92%           1.51              .19              .73
--------------------------------------------------------------------------------   -------------------------------


                                                 -------------------------------   -------------------------------
                                                            CLASS C                          CLASS I
                                                 -------------------------------   -------------------------------
                                                 SIX MONTHS                        SIX MONTHS       APRIL 8
                                                    ENDED      DECEMBER 29, 1995      ENDED           TO
                                                 JANUARY 31,          TO           JANUARY 31,     JULY 31,
                                                    1997         JULY 31, 1996        1997           1996
                                                 -------------------------------   -------------------------------
--------------------------------------------------------------------------------   -------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------   -------------------------------
Net asset value, beginning of period               $ 9.67            9.50             9.73           10.03
--------------------------------------------------------------------------------   -------------------------------
Income from investment operations:
  Net investment income                               .01             .13              .08            .07
--------------------------------------------------------------------------------   -------------------------------
  Net realized and unrealized gain (loss)            1.47             .04             1.49           (.37)
--------------------------------------------------------------------------------   -------------------------------
Total from investment operations                     1.48             .17             1.57           (.30)
--------------------------------------------------------------------------------   -------------------------------
Less distribution from net investment income          .04              --              .13            --
--------------------------------------------------------------------------------   -------------------------------
Net asset value, end of period                     $11.11            9.67             11.17          9.73
--------------------------------------------------------------------------------   -------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       15.27%           1.79             16.21         (2.99)
--------------------------------------------------------------------------------   -------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------   -------------------------------
Expenses                                             2.43%           2.23             1.11            .73
--------------------------------------------------------------------------------   -------------------------------
Net investment income                                 .17%            .76             1.49           2.32
--------------------------------------------------------------------------------   -------------------------------

------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS
                                                                ENDED       DECEMBER 29, 1995
                                                             JANUARY 31,           TO
                                                                1997          JULY 31, 1996
------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                     $39,633           18,251
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                               173%             122
------------------------------------------------------------------------------------------------------------------
Average commission rate paid per share on stock transactions   $ .0461            .0417
------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Highlights.

FINANCIAL HIGHLIGHTS

                                                 -------------------------------   -------------------------------
                                                             CLASS A                           CLASS B
                                                 -------------------------------   -------------------------------
KEMPER HORIZON 10+ PORTFOLIO                     SIX MONTHS                        SIX MONTHS
                                                    ENDED      DECEMBER 29, 1995      ENDED      DECEMBER 29, 1995
                                                 JANUARY 31,          TO           JANUARY 31,          TO
                                                    1997         JULY 31, 1996        1997         JULY 31, 1996
                                                 -------------------------------   -------------------------------
--------------------------------------------------------------------------------   -------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------   -------------------------------
Net asset value, beginning of period               $ 9.60            9.50             9.60              9.50
--------------------------------------------------------------------------------   -------------------------------
Income from investment operations:
  Net investment income                               .11             .20              .07               .17
--------------------------------------------------------------------------------   -------------------------------
  Net realized and unrealized gain (loss)            1.14            (.04)            1.13              (.04)
--------------------------------------------------------------------------------   -------------------------------
Total from investment operations                     1.25             .16             1.20               .13
--------------------------------------------------------------------------------   -------------------------------
Less distribution from net investment income          .12             .06              .07               .03
--------------------------------------------------------------------------------   -------------------------------
Net asset value, end of period                     $10.73            9.60            10.73              9.60
--------------------------------------------------------------------------------   -------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       13.05%           1.70            12.54              1.38
--------------------------------------------------------------------------------   -------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------   -------------------------------
Expenses                                             1.42%           1.48             2.29              2.26
--------------------------------------------------------------------------------   -------------------------------
Net investment income                                2.22%           2.40             1.35              1.62
--------------------------------------------------------------------------------   -------------------------------

                                                 -------------------------------   -------------------------------
                                                             CLASS C                      CLASS I
                                                 -------------------------------   -------------------------------
                                                 SIX MONTHS                        SIX MONTHS             APRIL 8
                                                    ENDED      DECEMBER 29, 1995      ENDED                  TO
                                                 JANUARY 31,          TO           JANUARY 31,            JULY 31,
                                                    1997         JULY 31, 1996        1997                  1996
--------------------------------------------------------------------------------   -------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------   -------------------------------
Net asset value, beginning of period               $ 9.60            9.50             9.57                  9.83
--------------------------------------------------------------------------------   -------------------------------
Income from investment operations:
  Net investment income                               .06             .17              .13                   .09
--------------------------------------------------------------------------------   -------------------------------
  Net realized and unrealized gain (loss)            1.12            (.04)            1.13                  (.26)
--------------------------------------------------------------------------------   -------------------------------
Total from investment operations                     1.18             .13             1.26                  (.17)
--------------------------------------------------------------------------------   -------------------------------
Less distribution from net investment income          .06             .03              .13                   .09
--------------------------------------------------------------------------------   -------------------------------
Net asset value, end of period                     $10.72            9.60             10.70                 9.57
--------------------------------------------------------------------------------   -------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       12.34%           1.39             13.21                (1.74)
--------------------------------------------------------------------------------   -------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------   -------------------------------
Expenses                                             2.65%           2.23             1.28                   .73
--------------------------------------------------------------------------------   -------------------------------
Net investment income                                 .99%           1.65             2.36                  3.21
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------
                                                             SIX MONTHS
                                                                ENDED       DECEMBER 29, 1995
                                                             JANUARY 31,           TO
                                                                1997          JULY 31, 1996
-------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                     $41,679           18,912
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                               142%              87
-------------------------------------------------------------------------------------------------
Average commission rate paid per share on stock transactions   $ .0475            .0413
-------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Highlights.

FINANCIAL HIGHLIGHTS

                                                 -------------------------------   -------------------------------
                                                             CLASS A                           CLASS B
                                                 -------------------------------   -------------------------------
           KEMPER HORIZON 5 PORTFOLIO            SIX MONTHS                        SIX MONTHS
                                                    ENDED      DECEMBER 29, 1995      ENDED      DECEMBER 29, 1995
                                                 JANUARY 31,          TO           JANUARY 31,          TO
                                                    1997         JULY 31, 1996        1997         JULY 31, 1996
                                                 -------------------------------   -------------------------------
--------------------------------------------------------------------------------   -------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------   -------------------------------
Net asset value, beginning of period               $ 9.57            9.50             9.57             9.50
--------------------------------------------------------------------------------   -------------------------------
Income from investment operations:
  Net investment income                               .17             .25              .13              .21
--------------------------------------------------------------------------------   -------------------------------
  Net realized and unrealized gain (loss)             .68            (.07)             .68             (.07)
--------------------------------------------------------------------------------   -------------------------------
Total from investment operations                      .85             .18              .81              .14
--------------------------------------------------------------------------------   -------------------------------
Less distribution from net investment income          .16             .11              .12              .07
--------------------------------------------------------------------------------   -------------------------------
Net asset value, end of period                     $10.26            9.57            10.26             9.57
--------------------------------------------------------------------------------   -------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        8.93%           1.84             8.53             1.44
--------------------------------------------------------------------------------   -------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------   -------------------------------
Expenses                                             1.39%           1.48             2.12             2.26
--------------------------------------------------------------------------------   -------------------------------
Net investment income                                3.33%           3.20             2.60             2.42
--------------------------------------------------------------------------------   -------------------------------

                                                 -------------------------------   -------------------------------
                                                             CLASS C                      CLASS I
                                                 -------------------------------   -------------------------------
                                                 SIX MONTHS                        SIX MONTHS         APRIL 8
                                                    ENDED      DECEMBER 29, 1995      ENDED              TO
                                                 JANUARY 31,          TO           JANUARY 31,        JULY 31,
                                                    1997         JULY 31, 1996        1997              1996
--------------------------------------------------------------------------------   -------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------   -------------------------------
Net asset value, beginning of period               $ 9.57            9.50             9.58             9.69
--------------------------------------------------------------------------------   -------------------------------
Income from investment operations:
  Net investment income                               .13             .21              .18              .08
--------------------------------------------------------------------------------   -------------------------------
  Net realized and unrealized gain (loss)             .67            (.07)             .68             (.11)
--------------------------------------------------------------------------------   -------------------------------
Total from investment operations                      .80             .14              .86             (.03)
--------------------------------------------------------------------------------   -------------------------------
Less distribution from net investment income          .12             .07              .18              .08
--------------------------------------------------------------------------------   -------------------------------
Net asset value, end of period                     $10.25            9.57            10.26             9.58
--------------------------------------------------------------------------------   -------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        8.41%           1.45             9.06             (.31)
--------------------------------------------------------------------------------   -------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------   -------------------------------
Expenses                                             2.40%           2.23             1.23              .73
--------------------------------------------------------------------------------   -------------------------------
Net investment income                                2.32%           2.45             3.49             4.11
--------------------------------------------------------------------------------   -------------------------------

------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS
                                                                ENDED       DECEMBER 29, 1995
                                                             JANUARY 31,           TO
                                                                1997          JULY 31, 1996
------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                     $21,055            10,831
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                               220%               57
------------------------------------------------------------------------------------------------------------------
Average commission rate paid per share on stock transactions   $ .0417             .0460
------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS FOR ALL THREE PORTFOLIOS:

Total returns do not reflect the effect of any sales charges.

Per share data for the period ended July 31, 1996 was determined based on average shares outstanding.

For the fiscal period ended July 31, 1996, the investment manager agreed to reduce its management fee and absorb certain operating expenses of the Portfolios. If these expense waivers had not been in effect, the expense ratio of each share class would have increased by .06% of average net assets for Horizon 20+, .04% for Horizon 10+ and .05% for Horizon 5. There would have been a corresponding decrease in the net investment income ratio for the period. The waivers were discontinued on August 1, 1996.

                                                                      NOTES

TRUSTEES AND OFFICERS

TRUSTEES                                OFFICERS

STEPHEN B. TIMBERS                      CHARLES R. MANZONI, JR.
President and Trustee                   Vice President

JAMES E. AKINS                          JOHN E. NEAL
Trustee                                 Vice President

ARTHUR R. GOTTSCHALK                    THOMAS M. REGNER
Trustee                                 Vice President

FREDERICK T. KELSEY                     STEVEN H. REYNOLDS
Trustee                                 Vice President

DOMINIQUE P. MORAX                      PHILIP J. COLLORA
Trustee                                 Vice President and
                                        Secretary
FRED B. RENWICK
Trustee                                 JEROME L. DUFFY
                                        Treasurer
JOHN B. TINGLEFF
Trustee                                 ELIZABETH C. WERTH
                                        Assistant Secretary
JOHN G. WEITHERS
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                 VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                              222 North LaSalle Street
                              Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT     KEMPER SERVICE COMPANY
                              P.O. Box 419557
                              Kansas City, MO 64141
                              1-800-621-1048

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT  INVESTORS FIDUCIARY TRUST COMPANY
                              127 West 10th Street
                              Kansas City, MO 64105

--------------------------------------------------------------------------------
INVESTMENT MANAGERS           ZURICH KEMPER INVESTMENTS, INC.
                              DREMAN VALUE ADVISORS, INC.

PRINCIPAL UNDERWRITER         KEMPER DISTRIBUTORS, INC.
                              222 South Riverside Plaza, Chicago, IL 60606 www.kemper.com

[RECYCLE LOGO]
Printed on recycled paper.

This report is not to be distributed unless preceded or accompanied by a Kemper Horizon
Fund prospectus.

KHF - 3 (3/97)   1030050
Printed in the U.S.A.                                         [KEMPER FUND LOGO]